UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04706
                                   ----------

                             TEMPLETON INCOME TRUST
                            ------------------------
              (Exact name of registrant as specified in charter)


             500 EAST BROWARD BLVD., FORT LAUDERDALE, FL 33394-3091
            --------------------------------------------------------
               (Address of principal executive offices) (Zip code)


          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -------------------------------------------------------------
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: (954) 527-7500
                                                          --------------

Date of fiscal year end: 8/31
                         ----

Date of reporting period: 8/31/05
                          -------

ITEM 1. REPORTS TO STOCKHOLDERS


                                                             AUGUST 31, 2005
--------------------------------------------------------------------------------




[GRAPHIC OMITTED]



ANNUAL REPORT AND SHAREHOLDER LETTER                         INCOME
--------------------------------------------------------------------------------


                                    TEMPLETON
                                GLOBAL BOND FUND

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                                                     Eligible shareholders can
                                                     sign up for eDelivery at
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                                                     see inside for details.
--------------------------------------------------------------------------------

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                                 [LOGO OMITTED]
                               FRANKLIN TEMPLETON
                                   INVESTMENTS
                      Franklin o TEMPLETON o Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE(R)


Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.



SPECIALIZED EXPERTISE

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.



TRUE DIVERSIFICATION

Because our management groups work independently and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.



RELIABILITY YOU CAN TRUST

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.


--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------
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Not part of the annual report

                     CONTENTS

SHAREHOLDER LETTER...............   1


ANNUAL REPORT

Templeton Global
Bond Fund .......................   3

Performance Summary .............   9

Your Fund's Expenses.............  13

Financial Highlights and
Statement of Investments ........  15

Financial Statements ............  24

Notes to Financial
Statements ......................  27

Report of Independent
Registered Public
Accounting Firm .................  36

Tax Designation..................  37

Board Members
and Officers.....................  41

Shareholder Information..........  48
--------------------------------------------------------------------------------


ANNUAL REPORT

Templeton Global Bond Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Global Bond Fund seeks current income with capital appreciation and growth of income. Under normal market conditions, the Fund invests at least 80% of its net assets in "bonds." "Bonds" include debt securities of any maturity, such as bonds, notes and debentures.


--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 8/31/05

Government Bonds .................. 94.0%
Short-Term Investments &
Other Net Assets ..................  6.0%

--------------------------------------------------------------------------------

---------------------------------------

  PERFORMANCE DATA REPRESENT PAST
  PERFORMANCE, WHICH DOES NOT
  GUARANTEE FUTURE RESULTS.
  INVESTMENT RETURN AND PRINCIPAL
  VALUE WILL FLUCTUATE, AND YOU MAY
  HAVE A GAIN OR LOSS WHEN YOU SELL
  YOUR SHARES. CURRENT PERFORMANCE
  MAY DIFFER FROM FIGURES SHOWN.
  PLEASE VISIT FRANKLINTEMPLETON.COM
  OR CALL 1-800/342-5236 FOR MOST
  RECENT MONTH-END PERFORMANCE.
---------------------------------------


We are pleased to bring you Templeton Global Bond Fund's annual report for the fiscal year ended August 31, 2005.


PERFORMANCE OVERVIEW

For the period under review, Templeton Global Bond Fund - Class A posted a 9.86% cumulative total return. The Fund outperformed its benchmark, the Citigroup World Government Bond Index (WGBI), which posted cumulative total returns of 6.09% in local currency terms and 6.51% in U.S. dollar terms for the same period. 1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 9.



1. Source: Standard & Poor's Micropal. The Citigroup WGBI is market capitalization weighted and tracks total returns of government bonds in 22 countries globally. Local bond market returns are from country subindexes of the Citigroup WGBI. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 18.


                                                               Annual Report | 3

------------------------------------------------
  WHAT IS A CURRENT ACCOUNT?
------------------------------------------------
  A current account is that part of the bal-ance of payments where all of one country's international transactions in goods and services are recorded.

------------------------------------------------


------------------------------------------------
  WHAT IS BALANCE OF PAYMENTS?
------------------------------------------------
  Balance of payments is a record of all of
  a country's exports and imports of goods
  and services, borrowing and lending with
  the rest of the world during a particular
  time period. It helps a country evaluate
  its competitive strengths and weak-
  nesses and forecast the strength of its
  currency.
------------------------------------------------

ECONOMIC AND MARKET OVERVIEW

During the Fund's fiscal year, global economic growth remained positive, particularly in the U.S. and Asia. U.S. economic growth continued to be above long-term averages, with gross domestic product (GDP) expanding 3.3% annualized in the second quarter of 2005 compared with a year earlier. 2 Characteristic of above-average growth, the labor market tightened, high capacity utilization rates stimulated investment growth, consumption trends remained strong, and signs of increased inflationary pressures solidified. Consequently, the Federal Reserve Board increased the federal funds target rate 200 basis points (100 basis points equal one percentage point) to 3.50% during the reporting period. Consistent with strong economic growth, and in particular solid consumption trends, U.S. imports of foreign goods outpaced U.S. export growth, driving the U.S. trade balance to a $58 billion monthly deficit level by July 2005. 3 While higher oil prices negatively impacted the deficit, the underlying trade balance (not including oil) also deteriorated, largely as a result of a widening trade deficit with the Pacific Rim region. For example, by July the U.S. trade deficit with the Pacific Rim increased 23% from a year earlier. 3 Furthermore, the U.S. current account deficit reached a record 6.5% of GDP in second quarter 2005. 3

As could be expected from the U.S. balance of payment figures, Asia's trade dynamics remained favorable. Chinese exports rose 33% compared with a year earlier, while Japan, South Korea and several other Asian countries generated significant current account surpluses. 4 Strong balance of payment conditions, in addition to less flexible currency strategies, particularly in China, continued to facilitate Asia's foreign reserve accumulation. The build-up of external imbalances, in addition to international political pressure, prompted the Chinese government to revalue the yuan 2.1% and move from its U.S. dollar peg to a managed-float exchange rate regime versus a basket of undisclosed global currencies. The announcement resulted in a drop in the U.S. dollar against the region's other major currencies. Malaysia's central bank also announced that it would abandon its fixed exchange rate regime in favor of a similar basket arrangement. While global demand for Asian products remained favorable for the region's growth, there were also signs of a pick-up in domestic growth drivers, particularly in Japan, Thailand and South Korea. In China, increased personal consumption and strong domestic growth conditions continued to benefit its regional trade partners through import demand. Commodity exporters, such as Australia and New Zealand, also experienced


2. Source: U.S. Bureau of Economic Analysis.
3. Source: U.S. Census Bureau.
4. Source: Customs General Administration of China.

4 |  Annual Report

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 8/31/05

Asia                                                34.6%
Other Europe                                        24.5%
EMU Members*                                        11.5%
Latin America                                        8.7%
Australia & New Zealand                              7.0%
Canada                                               5.3%
Europe                                               2.3%
Middle East & Africa                                 0.1%
Short-Term Investments & Other Net Assets            6.0%

*The Fund's EMU investments were in Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Netherlands and Spain.


positive trade developments, benefiting their overall economic growth conditions. Largely as a result, Australia's central bank raised interest rates 25 basis points to 5.50%, and New Zealand's central bank increased rates 75 basis points to 6.75%. In addition, the central bank of Thailand raised rates 125 basis points during the period due to higher inflationary pressures.

In contrast to robust growth in the U.S. and Asia, the 12-country euro zone's economic activity was lackluster, driven by weak domestic demand. Euro-zone GDP for second quarter 2005 grew just 1.1% compared with a year earlier, and growth expectations declined during the period. 5 Inflation, however, generally remained stable, and by period-end the European Central Bank had left interest rates unchanged at 2.00% for the 27th consecutive month. Growth among other (non-euro) European economies, on the other hand, was generally more dynamic. In Norway, high oil prices benefited the business cycle, which is heavily dependent on oil exports, while consumption and investment trends supported strengthening GDP growth. This helped the country's economic growth outside the oil sector rise 4.2% in first quarter 2005. 6 Although inflation rates remained low, strong aggregate demand and rising capacity constraints prompted Norway's central bank to raise interest rates. Another example of higher economic growth in Europe outside the euro zone was Slovakia. Slovakia was on track to be the first of the four largest central European economies to adopt the euro, due in part to the success of its fiscal reforms. Additionally, Slovakia continued to benefit from large-scale foreign direct investment projects, job creation and high growth rates relative to the euro zone. Positive foreign investment trends, tightening labor market conditions and increased private consumption boosted Slovakian GDP growth to 5.1% annualized in second quarter 2005. 7


INVESTMENT STRATEGY

We invest selectively in bonds around the world to generate income for the Fund, seeking opportunities while monitoring changes in interest rates, currency rates and credit risk.



5. Source: Eurostat.
6. Source: Statistics Norway.
7. Source: Statistical Office of the Slovak Republic, www.statistics.sk.

                                                               Annual Report | 5

MANAGER'S DISCUSSION

The Fund's total return was influenced by various factors, including interest rate developments, currency movements and exposure to sovereign debt markets.

INTEREST RATE STRATEGY

During the Fund's fiscal year, international yield curves generally flattened and local bond markets performed well. The Fund's overall shorter duration positioning relative to the Citigroup WGBI worked against Fund performance in certain bond markets, such as the U.S, where the U.S. subindex of the Citigroup WGBI rose 4.15%. 1 Outside the U.S., we continued to find opportunities to take advantage of interest rate developments. For example, while Poland's medium-term economic growth prospects remained favorable similar to other central European Union (EU) countries, supported by improving trade dynamics, employment growth and foreign investment trends, Poland experienced cyclical slowing in the first half of 2005. Weaker-than-expected growth in first quarter 2005 combined with rapid disinflation as price shocks from European Monetary Union (EMU) entry faded. As a result, Poland's central bank reduced interest rates by 175 basis points to 4.75%, which in turn supported bond market returns of 16.74% in local currency terms according to the Citigroup WGBI's Polish subindex. 1 Interest rate reductions in Sweden had a similar impact on its local market returns. Sweden's economic growth lagged in the first half of 2005 given greater excess capacity, particularly in the labor market, and greater export sensitivity to euro-zone growth. Combined with low underlying inflationary pressures, Sweden's central bank reduced the interest rate 50 basis points to 1.50%. The Swedish yield curve shifted downward over the period and local bond markets, as measured by the Citigroup WGBI's Swedish subindex, rose 10.20% in local currency terms. 1

CURRENCY STRATEGY

Given global economic imbalances between the U.S. and Asia, we reduced the Fund's euro exposure and broadened its non-Japan Asian currency exposure, while maintaining limited U.S. dollar exposure given worsening balance of payment conditions. We undertook such moves seeking to position the Fund for potential appreciation of Asian currencies against the U.S. dollar, which was largely due to greater flexibility in many Asian currency policies and implicitly less appreciation pressure on the euro versus the U.S. dollar. We have already seen some evidence of greater policy strides toward currency flexibility, notably in China, where the yuan's recent revaluation indirectly benefited other currencies in the region. Additionally, growth characteristics in Asia remained favorable with rising domestic demand in second quarter 2005 and a large regional savings pool, as indicated by a large stock of accumulated foreign reserves that could further promote domestic growth.



[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Currency Breakdown
Based on Total Portfolio Value as of 8/31/05

South Korean Won                    14.9%
Euro                                12.3%
U.S. Dollar                          9.9%
Polish Zloty                         7.2%
Swedish Krona                        6.7%
Norwegian Krone                      6.3%
Indonesian Rupiah                    5.6%
Canadian Dollar                      5.4%
Thai Baht                            5.4%
Singapore Dollar                     4.8%
New Zealand Dollar                   4.6%
Malaysian Ringgit                    4.6%
Slovakian Koruna                     4.6%
Australian Dollar                    3.7%
Peruvian Neuvo Sol                   2.9%
Danish Krone                         1.0%
British Pound                        0.1%


6 |  Annual Report

Within Asia, the Fund continued to hold a basket of non-Japan Asian currencies while avoiding exposure to the Japanese yen. This allocation generally outperformed the yen over the Fund's fiscal year, benefiting relative performance. For example, the South Korean won rose 10.70% against the U.S. dollar, bringing bond market returns in U.S. dollar terms to 13.26% according to the HSBC Asian Local Bond Index (ALBI). 8 This contrasted with the Japanese bond market, which according to the Citigroup WGBI rose just 0.91% in U.S. dollar terms over the period along with 1.25% yen depreciation against the U.S. dollar. 1 Fund positioning in Asian currencies over the 12-month period helped offset relatively mixed currency performance in Europe. For example, although the euro appreciated 1.20% against the U.S. dollar, it unwound significant gains made in the first half of the reporting period. This unwinding was partly reflective of tepid western European growth conditions, but also political developments relating to the failed EU constitutional referendums in France and the Netherlands, two core euro-zone countries. Finally, Indonesian bond markets underperformed and detracted from relative Fund performance on currency weakness, with the Indonesian component of the HSBC ALBI returning -2.80% following 8.98% weakening in the rupiah against the U.S. dollar during the period. 8

GLOBAL SOVEREIGN DEBT STRATEGY

The Fund also purchased investment-grade and sub-investment grade sovereign debt that typically compensates for greater credit risk by offering higher yields relative to U.S. and European benchmark treasury curves. Despite rising short-term U.S. interest rates, U.S. dollar-denominated emerging market debt continued to generate strong returns, rising 13.97% over the period, as measured by the JPM Emerging Markets Bond Index Global (EMBIG). 9 Sovereign interest rate spreads narrowed from 425 basis points greater than the U.S. Treasury market on August 31, 2004, to 281 basis points at period-end. Regionally, Latin American sovereign debt rose 14.62%, central and eastern Europe 16.54%, and Asia 8.61%. 10 Euro-denominated markets also rose over the 12-month period, gaining 11.54% in euro terms as measured by the JPM Euro EMBIG. 11



8. Source: HSBC. The HSBC ALBI tracks total return performance of a bond portfolio, which consists of local currency-denominated, high quality and liquid bonds in Asia ex-Japan. Local bond market returns are from country subindexes of the HSBC ALBI.
9. Source: J.P. Morgan. The JPM EMBIG tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds.
10. Source: J.P. Morgan.
11. Source: J.P. Morgan. The JPM Euro EMBIG tracks total returns for euro-denominated, straight fixed coupon instruments issued by emerging market sovereign and quasi-sovereign entities. The index includes 64 instruments from 19 countries.
Indexes are unmanaged and include reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


                                                               Annual Report | 7

Thank you for your continued participation in Templeton Global Bond Fund. We look forward to serving your future investment needs.


[PHOTO OMITTED]

/s/  Alex C. Calvo

Alex C. Calvo


[PHOTO OMITTED]

/s/  Michael Hasenstab

Michael Hasenstab, Ph.D.
Portfolio Managers
Templeton Global Bond Fund




THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


8 |  Annual Report

Performance Summary as of 8/31/05

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.



PRICE AND DISTRIBUTION INFORMATION

-------------------------------------------------------------------------------------------------------------
  CLASS A  (SYMBOL: TPINX)                                 CHANGE           8/31/05          8/31/04
-------------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                    +$0.47            $10.47           $10.00
-------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (9/1/04-8/31/05)
-------------------------------------------------------------------------------------------------------------
  Dividend Income                       $0.5142
-------------------------------------------------------------------------------------------------------------
  CLASS C  (SYMBOL: TEGBX)                                 CHANGE           8/31/05          8/31/04
-------------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                    +$0.47            $10.48           $10.01
-------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (9/1/04-8/31/05)
-------------------------------------------------------------------------------------------------------------
  Dividend Income                       $0.4719
-------------------------------------------------------------------------------------------------------------
  ADVISOR CLASS  (SYMBOL: TGBAX)                           CHANGE           8/31/05          8/31/04
-------------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                    +$0.47            $10.45            $9.98
-------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (9/1/04-8/31/05)
-------------------------------------------------------------------------------------------------------------
  Dividend Income                       $0.5409
-------------------------------------------------------------------------------------------------------------




                                                               Annual Report | 9

PERFORMANCE

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

-------------------------------------------------------------------------------------------------------------
  CLASS A                                                1-YEAR          5-YEAR           10-YEAR
-------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                               9.86%          76.93%           110.57%
-------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                           5.23%          11.11%             7.27%
-------------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                         $10,523         $16,935           $20,170
-------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/05) 4                      1.77%          11.08%             6.99%
-------------------------------------------------------------------------------------------------------------
  CLASS C                                                1-YEAR          5-YEAR           10-YEAR
-------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                               9.42%          73.58%           102.66%
-------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                           8.42%          11.66%             7.32%
-------------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                         $10,842         $17,358           $20,266
-------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/05) 4                      4.92%          11.61%             7.04%
-------------------------------------------------------------------------------------------------------------
  ADVISOR CLASS 5                                        1-YEAR          5-YEAR           10-YEAR
-------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                              10.16%          79.13%           116.20%
-------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                          10.16%          12.37%             8.02%
-------------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                         $11,016         $17,913           $21,620
-------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/05) 4                      6.53%          12.29%             7.74%
-------------------------------------------------------------------------------------------------------------


PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.


FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.



10 |  Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.



AVERAGE ANNUAL TOTAL RETURN

-----------------------------------------
  CLASS A                     8/31/05
-----------------------------------------
  1-Year                        5.23%
-----------------------------------------
  5-Year                       11.11%
-----------------------------------------
  10-Year                       7.27%
-----------------------------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                                        Citigroup World
             Templeton Global             Government
           Bond Fund - Class A           Bond Index 6             CPI 6
9/1/95              $9,579                 $10,000             $10,000
9/30/95             $9,764                 $10,223             $10,020
10/31/95            $9,940                 $10,300             $10,052
11/30/95           $10,033                 $10,416             $10,046
12/31/95           $10,253                 $10,525             $10,039
1/31/96            $10,295                 $10,395             $10,098
2/29/96            $10,221                 $10,342             $10,131
3/31/96            $10,242                 $10,328             $10,183
4/30/96            $10,295                 $10,287             $10,222
5/31/96            $10,360                 $10,289             $10,242
6/30/96            $10,500                 $10,370             $10,249
7/31/96            $10,533                 $10,568             $10,268
8/31/96            $10,674                 $10,610             $10,288
9/30/96            $10,838                 $10,653             $10,320
10/31/96           $11,092                 $10,852             $10,353
11/30/96           $11,379                 $10,995             $10,373
12/31/96           $11,402                 $10,906             $10,373
1/31/97            $11,256                 $10,615             $10,405
2/28/97            $11,222                 $10,535             $10,438
3/31/97            $11,121                 $10,455             $10,464
4/30/97            $11,144                 $10,363             $10,477
5/31/97            $11,223                 $10,645             $10,471
6/30/97            $11,372                 $10,772             $10,484
7/31/97            $11,418                 $10,688             $10,497
8/31/97            $11,407                 $10,682             $10,517
9/30/97            $11,593                 $10,909             $10,543
10/31/97           $11,640                 $11,135             $10,569
11/30/97           $11,616                 $10,965             $10,562
12/31/97           $11,610                 $10,931             $10,549
1/31/98            $11,622                 $11,038             $10,569
2/28/98            $11,682                 $11,127             $10,589
3/31/98            $11,682                 $11,017             $10,608
4/30/98            $11,754                 $11,193             $10,628
5/31/98            $11,778                 $11,220             $10,647
6/30/98            $11,791                 $11,236             $10,661
7/31/98            $11,778                 $11,251             $10,674
8/31/98            $11,729                 $11,558             $10,687
9/30/98            $12,113                 $12,172             $10,700
10/31/98           $12,163                 $12,533             $10,726
11/30/98           $12,125                 $12,356             $10,726
12/31/98           $12,238                 $12,605             $10,719
1/31/99            $12,225                 $12,489             $10,746
2/28/99            $11,767                 $12,087             $10,759
3/31/99            $11,844                 $12,118             $10,791
4/30/99            $11,959                 $12,113             $10,870
5/31/99            $11,700                 $11,909             $10,870
6/30/99            $11,584                 $11,700             $10,870
7/31/99            $11,675                 $11,987             $10,903
8/31/99            $11,609                 $12,043             $10,929
9/30/99            $11,742                 $12,231             $10,981
10/31/99           $11,715                 $12,225             $11,001
11/30/99           $11,568                 $12,096             $11,007
12/31/99           $11,647                 $12,067             $11,007
1/31/00            $11,498                 $11,810             $11,040
2/29/00            $11,593                 $11,725             $11,105
3/31/00            $11,703                 $12,088             $11,197
4/30/00            $11,385                 $11,693             $11,203
5/31/00            $11,249                 $11,784             $11,216
6/30/00            $11,624                 $12,070             $11,275
7/31/00            $11,499                 $11,866             $11,302
8/31/00            $11,400                 $11,777             $11,302
9/30/00            $11,345                 $11,753             $11,360
10/31/00           $11,089                 $11,604             $11,380
11/30/00           $11,291                 $11,834             $11,387
12/31/00           $11,972                 $12,259             $11,380
1/31/01            $12,060                 $12,243             $11,452
2/28/01            $11,959                 $12,238             $11,498
3/31/01            $11,663                 $11,885             $11,524
4/30/01            $11,663                 $11,843             $11,570
5/31/01            $11,483                 $11,807             $11,622
6/30/01            $11,588                 $11,699             $11,642
7/31/01            $11,769                 $11,994             $11,609
8/31/01            $12,256                 $12,445             $11,609
9/30/01            $12,194                 $12,536             $11,661
10/31/01           $12,379                 $12,636             $11,622
11/30/01           $12,465                 $12,458             $11,602
12/31/01           $12,472                 $12,137             $11,557
1/31/02            $12,401                 $11,913             $11,583
2/28/02            $12,692                 $11,975             $11,629
3/31/02            $12,715                 $11,942             $11,694
4/30/02            $13,122                 $12,369             $11,759
5/31/02            $13,339                 $12,719             $11,759
6/30/02            $13,493                 $13,333             $11,766
7/31/02            $13,435                 $13,464             $11,779
8/31/02            $13,736                 $13,699             $11,818
9/30/02            $13,925                 $13,848             $11,838
10/31/02           $14,066                 $13,792             $11,857
11/30/02           $14,255                 $13,809             $11,857
12/31/02           $14,971                 $14,503             $11,831
1/31/03            $15,305                 $14,702             $11,884
2/28/03            $15,608                 $14,908             $11,975
3/31/03            $15,643                 $14,954             $12,047
4/30/03            $16,153                 $15,133             $12,021
5/31/03            $17,242                 $15,789             $12,001
6/30/03            $17,053                 $15,534             $12,014
7/31/03            $16,385                 $15,073             $12,027
8/31/03            $16,213                 $14,991             $12,073
9/30/03            $17,216                 $15,841             $12,112
10/31/03           $17,008                 $15,761             $12,099
11/30/03           $17,304                 $16,027             $12,067
12/31/03           $18,157                 $16,666             $12,054
1/31/04            $18,120                 $16,710             $12,112
2/29/04            $18,387                 $16,736             $12,178
3/31/04            $18,496                 $16,976             $12,256
4/30/04            $17,830                 $16,249             $12,296
5/31/04            $17,903                 $16,376             $12,368
6/30/04            $17,886                 $16,412             $12,407
7/31/04            $17,957                 $16,328             $12,387
8/31/04            $18,359                 $16,714             $12,394
9/30/04            $18,856                 $16,950             $12,420
10/31/04           $19,448                 $17,451             $12,485
11/30/04           $20,393                 $18,080             $12,492
12/31/04           $20,812                 $18,391             $12,446
1/31/05            $20,494                 $18,133             $12,472
2/28/05            $20,852                 $18,159             $12,544
3/31/05            $20,398                 $17,916             $12,642
4/30/05            $20,417                 $18,183             $12,727
5/31/05            $20,188                 $17,815             $12,714
6/30/05            $20,035                 $17,660             $12,721
7/31/05            $20,074                 $17,488             $12,780
8/31/05            $20,170                 $17,803             $12,845

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------------
  CLASS C                     8/31/05
-----------------------------------------
  1-Year                        8.42%
-----------------------------------------
  5-Year                       11.66%
-----------------------------------------
  10-Year                       7.32%
-----------------------------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                                        Citigroup World
             Templeton Global             Government
           Bond Fund - Class C           Bond Index 6             CPI 6
9/1/95             $10,000                 $10,000             $10,000
9/30/95            $10,201                 $10,223             $10,020
10/31/95           $10,382                 $10,300             $10,052
11/30/95           $10,475                 $10,416             $10,046
12/31/95           $10,700                 $10,525             $10,039
1/31/96            $10,751                 $10,395             $10,098
2/29/96            $10,682                 $10,342             $10,131
3/31/96            $10,700                 $10,328             $10,183
4/30/96            $10,741                 $10,287             $10,222
5/31/96            $10,793                 $10,289             $10,242
6/30/96            $10,936                 $10,370             $10,249
7/31/96            $10,966                 $10,568             $10,268
8/31/96            $11,120                 $10,610             $10,288
9/30/96            $11,276                 $10,653             $10,320
10/31/96           $11,547                 $10,852             $10,353
11/30/96           $11,842                 $10,995             $10,373
12/31/96           $11,862                 $10,906             $10,373
1/31/97            $11,706                 $10,615             $10,405
2/28/97            $11,656                 $10,535             $10,438
3/31/97            $11,546                 $10,455             $10,464
4/30/97            $11,578                 $10,363             $10,477
5/31/97            $11,656                 $10,645             $10,471
6/30/97            $11,795                 $10,772             $10,484
7/31/97            $11,839                 $10,688             $10,497
8/31/97            $11,836                 $10,682             $10,517
9/30/97            $12,025                 $10,909             $10,543
10/31/97           $12,058                 $11,135             $10,569
11/30/97           $12,035                 $10,965             $10,562
12/31/97           $12,032                 $10,931             $10,549
1/31/98            $12,028                 $11,038             $10,569
2/28/98            $12,086                 $11,127             $10,589
3/31/98            $12,094                 $11,017             $10,608
4/30/98            $12,152                 $11,193             $10,628
5/31/98            $12,174                 $11,220             $10,647
6/30/98            $12,195                 $11,236             $10,661
7/31/98            $12,178                 $11,251             $10,674
8/31/98            $12,127                 $11,558             $10,687
9/30/98            $12,506                 $12,172             $10,700
10/31/98           $12,552                 $12,533             $10,726
11/30/98           $12,522                 $12,356             $10,726
12/31/98           $12,633                 $12,605             $10,719
1/31/99            $12,615                 $12,489             $10,746
2/28/99            $12,138                 $12,087             $10,759
3/31/99            $12,213                 $12,118             $10,791
4/30/99            $12,327                 $12,113             $10,870
5/31/99            $12,057                 $11,909             $10,870
6/30/99            $11,934                 $11,700             $10,870
7/31/99            $12,024                 $11,987             $10,903
8/31/99            $11,956                 $12,043             $10,929
9/30/99            $12,086                 $12,231             $10,981
10/31/99           $12,054                 $12,225             $11,001
11/30/99           $11,897                 $12,096             $11,007
12/31/99           $11,974                 $12,067             $11,007
1/31/00            $11,817                 $11,810             $11,040
2/29/00            $11,910                 $11,725             $11,105
3/31/00            $12,019                 $12,088             $11,197
4/30/00            $11,691                 $11,693             $11,203
5/31/00            $11,547                 $11,784             $11,216
6/30/00            $11,914                 $12,070             $11,275
7/31/00            $11,795                 $11,866             $11,302
8/31/00            $11,676                 $11,777             $11,302
9/30/00            $11,630                 $11,753             $11,360
10/31/00           $11,364                 $11,604             $11,380
11/30/00           $11,567                 $11,834             $11,387
12/31/00           $12,260                 $12,259             $11,380
1/31/01            $12,345                 $12,243             $11,452
2/28/01            $12,238                 $12,238             $11,498
3/31/01            $11,932                 $11,885             $11,524
4/30/01            $11,928                 $11,843             $11,570
5/31/01            $11,739                 $11,807             $11,622
6/30/01            $11,842                 $11,699             $11,642
7/31/01            $12,024                 $11,994             $11,609
8/31/01            $12,517                 $12,445             $11,609
9/30/01            $12,448                 $12,536             $11,661
10/31/01           $12,632                 $12,636             $11,622
11/30/01           $12,730                 $12,458             $11,602
12/31/01           $12,734                 $12,137             $11,557
1/31/02            $12,642                 $11,913             $11,583
2/28/02            $12,935                 $11,975             $11,629
3/31/02            $12,954                 $11,942             $11,694
4/30/02            $13,364                 $12,369             $11,759
5/31/02            $13,581                 $12,719             $11,759
6/30/02            $13,732                 $13,333             $11,766
7/31/02            $13,669                 $13,464             $11,779
8/31/02            $13,971                 $13,699             $11,818
9/30/02            $14,158                 $13,848             $11,838
10/31/02           $14,314                 $13,792             $11,857
11/30/02           $14,485                 $13,809             $11,857
12/31/02           $15,207                 $14,503             $11,831
1/31/03            $15,542                 $14,702             $11,884
2/28/03            $15,844                 $14,908             $11,975
3/31/03            $15,875                 $14,954             $12,047
4/30/03            $16,386                 $15,133             $12,021
5/31/03            $17,484                 $15,789             $12,001
6/30/03            $17,286                 $15,534             $12,014
7/31/03            $16,604                 $15,073             $12,027
8/31/03            $16,440                 $14,991             $12,073
9/30/03            $17,451                 $15,841             $12,112
10/31/03           $17,234                 $15,761             $12,099
11/30/03           $17,511                 $16,027             $12,067
12/31/03           $18,385                 $16,666             $12,054
1/31/04            $18,324                 $16,710             $12,112
2/29/04            $18,588                 $16,736             $12,178
3/31/04            $18,691                 $16,976             $12,256
4/30/04            $18,012                 $16,249             $12,296
5/31/04            $18,079                 $16,376             $12,368
6/30/04            $18,074                 $16,412             $12,407
7/31/04            $18,122                 $16,328             $12,387
8/31/04            $18,522                 $16,714             $12,394
9/30/04            $19,017                 $16,950             $12,420
10/31/04           $19,626                 $17,451             $12,485
11/30/04           $20,553                 $18,080             $12,492
12/31/04           $20,966                 $18,391             $12,446
1/31/05            $20,640                 $18,133             $12,472
2/28/05            $21,011                 $18,159             $12,544
3/31/05            $20,529                 $17,916             $12,642
4/30/05            $20,541                 $18,183             $12,727
5/31/05            $20,304                 $17,815             $12,714
6/30/05            $20,164                 $17,660             $12,721
7/31/05            $20,177                 $17,488             $12,780
8/31/05            $20,266                 $17,803             $12,845

                                                              Annual Report | 11

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------------
  ADVISOR CLASS 5             8/31/05
-----------------------------------------
  1-Year                       10.16%
-----------------------------------------
  5-Year                       12.37%
-----------------------------------------
  10-Year                       8.02%
-----------------------------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

             Templeton Global           Citigroup World
                Bond Fund -               Government
              Advisor Class 5              Bond Index 6             CPI 6
9/1/95             $10,000                  $10,000              $10,000
9/30/95            $10,193                  $10,223              $10,020
10/31/95           $10,377                  $10,300              $10,052
11/30/95           $10,475                  $10,416              $10,046
12/31/95           $10,704                  $10,525              $10,039
1/31/96            $10,748                  $10,395              $10,098
2/29/96            $10,671                  $10,342              $10,131
3/31/96            $10,693                  $10,328              $10,183
4/30/96            $10,748                  $10,287              $10,222
5/31/96            $10,816                  $10,289              $10,242
6/30/96            $10,962                  $10,370              $10,249
7/31/96            $10,996                  $10,568              $10,268
8/31/96            $11,144                  $10,610              $10,288
9/30/96            $11,315                  $10,653              $10,320
10/31/96           $11,580                  $10,852              $10,353
11/30/96           $11,880                  $10,995              $10,373
12/31/96           $11,903                  $10,906              $10,373
1/31/97            $11,823                  $10,615              $10,405
2/28/97            $11,790                  $10,535              $10,438
3/31/97            $11,685                  $10,455              $10,464
4/30/97            $11,712                  $10,363              $10,477
5/31/97            $11,809                  $10,645              $10,471
6/30/97            $11,945                  $10,772              $10,484
7/31/97            $11,995                  $10,688              $10,497
8/31/97            $11,998                  $10,682              $10,517
9/30/97            $12,195                  $10,909              $10,543
10/31/97           $12,236                  $11,135              $10,569
11/30/97           $12,219                  $10,965              $10,562
12/31/97           $12,224                  $10,931              $10,549
1/31/98            $12,226                  $11,038              $10,569
2/28/98            $12,291                  $11,127              $10,589
3/31/98            $12,306                  $11,017              $10,608
4/30/98            $12,372                  $11,193              $10,628
5/31/98            $12,401                  $11,220              $10,647
6/30/98            $12,429                  $11,236              $10,661
7/31/98            $12,406                  $11,251              $10,674
8/31/98            $12,366                  $11,558              $10,687
9/30/98            $12,762                  $12,172              $10,700
10/31/98           $12,819                  $12,533              $10,726
11/30/98           $12,782                  $12,356              $10,726
12/31/98           $12,918                  $12,605              $10,719
1/31/99            $12,907                  $12,489              $10,746
2/28/99            $12,426                  $12,087              $10,759
3/31/99            $12,508                  $12,118              $10,791
4/30/99            $12,619                  $12,113              $10,870
5/31/99            $12,349                  $11,909              $10,870
6/30/99            $12,229                  $11,700              $10,870
7/31/99            $12,327                  $11,987              $10,903
8/31/99            $12,272                  $12,043              $10,929
9/30/99            $12,403                  $12,231              $10,981
10/31/99           $12,392                  $12,225              $11,001
11/30/99           $12,239                  $12,096              $11,007
12/31/99           $12,309                  $12,067              $11,007
1/31/00            $12,153                  $11,810              $11,040
2/29/00            $12,257                  $11,725              $11,105
3/31/00            $12,375                  $12,088              $11,197
4/30/00            $12,057                  $11,693              $11,203
5/31/00            $11,900                  $11,784              $11,216
6/30/00            $12,300                  $12,070              $11,275
7/31/00            $12,170                  $11,866              $11,302
8/31/00            $12,068                  $11,777              $11,302
9/30/00            $12,027                  $11,753              $11,360
10/31/00           $11,759                  $11,604              $11,380
11/30/00           $11,960                  $11,834              $11,387
12/31/00           $12,685                  $12,259              $11,380
1/31/01            $12,781                  $12,243              $11,452
2/28/01            $12,676                  $12,238              $11,498
3/31/01            $12,365                  $11,885              $11,524
4/30/01            $12,367                  $11,843              $11,570
5/31/01            $12,178                  $11,807              $11,622
6/30/01            $12,292                  $11,699              $11,642
7/31/01            $12,488                  $11,994              $11,609
8/31/01            $13,008                  $12,445              $11,609
9/30/01            $12,944                  $12,536              $11,661
10/31/01           $13,143                  $12,636              $11,622
11/30/01           $13,238                  $12,458              $11,602
12/31/01           $13,249                  $12,137              $11,557
1/31/02            $13,175                  $11,913              $11,583
2/28/02            $13,488                  $11,975              $11,629
3/31/02            $13,515                  $11,942              $11,694
4/30/02            $13,951                  $12,369              $11,759
5/31/02            $14,185                  $12,719              $11,759
6/30/02            $14,352                  $13,333              $11,766
7/31/02            $14,293                  $13,464              $11,779
8/31/02            $14,618                  $13,699              $11,818
9/30/02            $14,821                  $13,848              $11,838
10/31/02           $14,975                  $13,792              $11,857
11/30/02           $15,162                  $13,809              $11,857
12/31/02           $15,928                  $14,503              $11,831
1/31/03            $16,288                  $14,702              $11,884
2/28/03            $16,614                  $14,908              $11,975
3/31/03            $16,657                  $14,954              $12,047
4/30/03            $17,204                  $15,133              $12,021
5/31/03            $18,370                  $15,789              $12,001
6/30/03            $18,172                  $15,534              $12,014
7/31/03            $17,462                  $15,073              $12,027
8/31/03            $17,300                  $14,991              $12,073
9/30/03            $18,376                  $15,841              $12,112
10/31/03           $18,157                  $15,761              $12,099
11/30/03           $18,459                  $16,027              $12,067
12/31/03           $19,375                  $16,666              $12,054
1/31/04            $19,340                  $16,710              $12,112
2/29/04            $19,629                  $16,736              $12,178
3/31/04            $19,750                  $16,976              $12,256
4/30/04            $19,041                  $16,249              $12,296
5/31/04            $19,123                  $16,376              $12,368
6/30/04            $19,128                  $16,412              $12,407
7/31/04            $19,189                  $16,328              $12,387
8/31/04            $19,624                  $16,714              $12,394
9/30/04            $20,160                  $16,950              $12,420
10/31/04           $20,799                  $17,451              $12,485
11/30/04           $21,816                  $18,080              $12,492
12/31/04           $22,268                  $18,391              $12,446
1/31/05            $21,932                  $18,133              $12,472
2/28/05            $22,321                  $18,159              $12,544
3/31/05            $21,839                  $17,916              $12,642
4/30/05            $21,863                  $18,183              $12,727
5/31/05            $21,623                  $17,815              $12,714
6/30/05            $21,464                  $17,660              $12,721
7/31/05            $21,510                  $17,488              $12,780
8/31/05            $21,620                  $17,803              $12,845

ENDNOTES


CHANGES IN INTEREST RATES WILL AFFECT THE VALUE, SHARE PRICE AND YIELD OF THE FUND'S PORTFOLIO. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. THE FUND INVESTS IN FOREIGN SECURITIES, WHICH CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND SOCIAL, POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.



1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were 81.63% and 7.13%.
6. Source: Standard & Poor's Micropal. The Citigroup World Government Bond Index is market capitalization weighted and tracks total returns of government bonds in 22 countries globally.


12 |  Annual Report

Your Fund's Expenses


As a Fund shareholder, you can incur two types of costs:

O Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and
O Ongoing Fund costs, including management fees, distribution and service
  (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.


ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.  Divide your account value by $1,000.
IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period." IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.


HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 13

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.



---------------------------------------------------------------------------------------------------------------------
                                               BEGINNING ACCOUNT        ENDING ACCOUNT     EXPENSES PAID DURING
  CLASS A                                         VALUE 8/31/04         VALUE 2/28/05     PERIOD* 8/31/04-2/28/05
---------------------------------------------------------------------------------------------------------------------
  Actual                                             $1,000               $  967.30                  $5.31
---------------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)           $1,000               $1,019.81                  $5.45
---------------------------------------------------------------------------------------------------------------------
  CLASS C
---------------------------------------------------------------------------------------------------------------------
  Actual                                             $1,000               $  964.60                  $6.98
---------------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)           $1,000               $1,018.10                  $7.17
---------------------------------------------------------------------------------------------------------------------
  ADVISOR CLASS
---------------------------------------------------------------------------------------------------------------------
  Actual                                             $1,000               $  968.50                  $3.82
---------------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)           $1,000               $1,021.32                  $3.92
---------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio for each class (A: 1.07%; C:
1.41%; and Advisor: 0.77%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


14 |  Annual Report

Templeton Global Bond Fund

FINANCIAL HIGHLIGHTS


                                                                 -------------------------------------------------------------------
                                                                                            YEAR ENDED AUGUST 31,
CLASS A                                                                  2005         2004         2003         2002         2001
                                                                 -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...........................         $10.00       $ 9.39        $8.40        $8.02        $8.05
                                                                 -------------------------------------------------------------------

Income from investment operations:

 Net investment income a .....................................           0.36         0.38         0.38         0.43 d       0.56

 Net realized and unrealized gains (losses) ..................           0.62         0.85         1.11         0.50 d       0.01
                                                                 -------------------------------------------------------------------

Total from investment operations .............................           0.98         1.23         1.49         0.93         0.57
                                                                 -------------------------------------------------------------------

Less distributions from:

 Net investment income .......................................          (0.51)       (0.62)       (0.50)       (0.40)       (0.18)

 Tax return of capital .......................................             --           --           --        (0.15)       (0.42)
                                                                 -------------------------------------------------------------------

Total distributions ..........................................          (0.51)       (0.62)       (0.50)       (0.55)       (0.60)
                                                                 -------------------------------------------------------------------

Redemption fees ..............................................             -- c         -- c         --           --           --
                                                                 -------------------------------------------------------------------

Net asset value, end of year .................................         $10.47       $10.00        $9.39        $8.40        $8.02
                                                                 ===================================================================



Total return b ...............................................          9.86%       13.24%       18.03%       12.08%        7.51%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..............................     $1,279,144     $575,480     $351,771     $224,269     $178,785

Ratios to average net assets:

 Expenses ....................................................          1.05%        1.13%        1.10%        1.21%        1.33%

 Net investment income .......................................          3.41%        3.80%        4.11%        5.27% d      7.06%

Portfolio turnover rate ......................................         27.92%       31.48%       63.64%       57.71%      101.11%




a Based on average daily shares outstanding.
b Total return does not reflect sales commissions or the contingent deferred sales charge.
c Amount is less than $0.01 per share. dEffective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities as required. The effect of this change was as follows:
  Net investment income per share ................................   $(0.12)
  Net realized and unrealized gains/(losses) per share ...........     0.12
  Ratio of net investment income to average net assets ...........    (1.43)%
  Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.


                         Annual Report | See notes to financial statements. | 15

Templeton Global Bond Fund

                                                                 -------------------------------------------------------------------
                                                                                           YEAR ENDED AUGUST 31,
CLASS C                                                                  2005         2004         2003         2002         2001
                                                                 -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...........................         $10.01       $ 9.40        $8.41        $8.03        $8.05
                                                                 -------------------------------------------------------------------

Income from investment operations:

 Net investment income a .....................................           0.32         0.34         0.34         0.40 d       0.53

 Net realized and unrealized gains (losses) ..................           0.62         0.85         1.11         0.50 d       0.02
                                                                 -------------------------------------------------------------------

Total from investment operations .............................           0.94         1.19         1.45         0.90         0.55
                                                                 -------------------------------------------------------------------

Less distributions from:

 Net investment income .......................................          (0.47)       (0.58)       (0.46)       (0.38)       (0.15)

 Tax return of capital .......................................             --           --           --        (0.14)       (0.42)
                                                                 -------------------------------------------------------------------

Total distributions ..........................................          (0.47)       (0.58)       (0.46)       (0.52)       (0.57)
                                                                 -------------------------------------------------------------------

Redemption fees ..............................................             -- c         -- c         --           --           --
                                                                 -------------------------------------------------------------------

Net asset value, end of year .................................         $10.48       $10.01        $9.40        $8.41        $8.03
                                                                 ===================================================================



Total return b ...............................................          9.42%       12.66%       17.67%       11.62%        7.20%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..............................       $351,391     $141,485      $74,102      $25,444      $13,784

Ratios to average net assets:

 Expenses ....................................................          1.45%        1.53%        1.50%        1.59%        1.73%

 Net investment income .......................................          3.01%        3.40%        3.71%        4.89% d      6.65%

Portfolio turnover rate ......................................         27.92%       31.48%       63.64%       57.71%      101.11%




a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge.
c Amount is less than $0.01 per share.
d Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities as required. The effect of this change was as follows:
  Net investment income per share ..............................   $(0.12)
  Net realized and unrealized gains/(losses) per share .........     0.12
  Ratio of net investment income to average net assets .........    (1.43)%
  Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.


16 |  See notes to financial statements.  |  Annual Report

Templeton Global Bond Fund

                                                                 -------------------------------------------------------------------
                                                                                            YEAR ENDED AUGUST 31,
ADVISOR CLASS                                                            2005         2004         2003         2002         2001
                                                                 -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...........................          $9.98        $9.38        $8.39        $8.01        $8.04
                                                                 -------------------------------------------------------------------

Income from investment operations:

 Net investment income a .....................................           0.39         0.40         0.40         0.45 c       0.58

 Net realized and unrealized gains (losses) ..................           0.62         0.84         1.11         0.50 c       0.01
                                                                 -------------------------------------------------------------------

Total from investment operations .............................           1.01         1.24         1.51         0.95         0.59
                                                                 -------------------------------------------------------------------

Less distributions from:

 Net investment income .......................................          (0.54)       (0.64)       (0.52)       (0.41)       (0.20)

 Tax return of capital .......................................             --           --           --        (0.16)       (0.42)
                                                                 -------------------------------------------------------------------

Total distributions ..........................................          (0.54)       (0.64)       (0.52)       (0.57)       (0.62)
                                                                 -------------------------------------------------------------------

Redemption fees ..............................................             -- b         -- b         --           --           --
                                                                 -------------------------------------------------------------------

Net asset value, end of year .................................         $10.45        $9.98        $9.38        $8.39        $8.01
                                                                 ===================================================================



Total return .................................................         10.16%       13.43%       18.35%       12.37%        7.79%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..............................       $268,413     $117,398      $50,480      $12,014         $289

Ratios to average net assets:

 Expenses ....................................................          0.80%        0.88%        0.85%        0.96%        1.09%

 Net investment income .......................................          3.66%        4.05%        4.36%        5.52% c      7.33%

Portfolio turnover rate ......................................         27.92%       31.48%       63.64%       57.71%      101.11%




a Based on average daily shares outstanding.
b Amount is less than $0.01 per share.
c Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities as required. The effect of this change was as follows:
  Net investment income per share................................. $(0.12)
  Net realized and unrealized gains/(losses) per share............   0.12
  Ratio of net investment income to average net assets............  (1.43)%
  Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.


                         Annual Report | See notes to financial statements. | 17

Templeton Global Bond Fund

STATEMENT OF INVESTMENTS, AUGUST 31, 2005


------------------------------------------------------------------------------------------------------------------------------------
                                                                                           PRINCIPAL AMOUNT C          VALUE
    LONG TERM INVESTMENTS 94.0%
    ARGENTINA 2.7%
a,b Government of Argentina, FRN, 4.005%, 8/03/12 ..............................               65,450,000          $   50,764,299
                                                                                                                   -----------------
    AUSTRALIA 3.7%
    New South Wales Treasury Corp.,
      6.50%, 5/01/06 ...........................................................                3,400,000 AUD           2,583,556
      8.00%, 3/01/08 ...........................................................               15,900,000 AUD          12,759,839
      6.00%, 5/01/12 ...........................................................               18,300,000 AUD          14,368,900
    Queensland Treasury Corp.,
      6.00%, 7/14/09 ...........................................................               17,500,000 AUD          13,602,725
      6.00%, 10/14/15 ..........................................................               33,313,000 AUD          26,507,532
                                                                                                                   -----------------
                                                                                                                       69,822,552
                                                                                                                   -----------------
    AUSTRIA 2.7%
    Government of Austria,
      4.00%, 7/15/09 ...........................................................                9,400,000 EUR          12,247,396
      5.00%, 7/15/12 ...........................................................                4,030,000 EUR           5,633,918
      4.65%, 1/15/18 ...........................................................               23,430,000 EUR          32,911,232
                                                                                                                   -----------------
                                                                                                                       50,792,546
                                                                                                                   -----------------
    BELGIUM 0.7%
    Government of Belgium,
      4.75%, 9/28/06 ...........................................................                3,380,000 EUR           4,282,466
      8.50%, 10/01/07 ..........................................................                4,274,000 EUR           5,931,572
      5.00%, 9/28/12 ...........................................................                1,990,000 EUR           2,789,755
                                                                                                                   -----------------
                                                                                                                       13,003,793
                                                                                                                   -----------------
    BRAZIL 0.2%
  b Government of Brazil, DCB, L, FRN, 4.3125%, 4/15/12 ........................                4,784,767               4,617,300
                                                                                                                   -----------------
    CANADA 5.3%
    Government of Canada,
      8.75%, 12/01/05 ..........................................................               29,815,000 CAD          25,474,392
      3.00%, 6/01/06 ...........................................................               18,200,000 CAD          15,343,580
      5.75%, 9/01/06 ...........................................................                3,050,000 CAD           2,639,771
      7.00%, 12/01/06 ..........................................................                6,750,000 CAD           5,967,157
    Province of Alberta,
      7.50%, 12/01/05 ..........................................................               40,490,000 CAD          34,472,511
      senior note, 7.25%, 10/28/05 .............................................                  850,000 CAD             720,784
    Province of Manitoba,
      5.75%, 6/02/08 ...........................................................               13,050,000 CAD          11,734,394
      6.375%, 9/01/15 ..........................................................                7,500,000 NZD           5,229,618
                                                                                                                   -----------------
                                                                                                                      101,582,207
                                                                                                                   -----------------
    DENMARK 1.0%
    Government of Denmark,
      8.00%, 3/15/06 ...........................................................               37,076,000 DKK           6,314,161
      7.00%, 11/15/07 ..........................................................                5,850,000 DKK           1,067,664
      4.00%, 8/15/08 ...........................................................                3,200,000 DKK             555,527
      6.00%, 11/15/11 ..........................................................               11,100,000 DKK           2,182,758

18 |  Annual Report

Templeton Global Bond Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           PRINCIPAL AMOUNT C            VALUE
   LONG TERM INVESTMENTS (CONT.)
   DENMARK (CONT.)
     5.00%, 11/15/13 ...........................................................               42,200,000 DKK      $    8,047,200
                                                                                                                   -----------------
                                                                                                                       18,167,310
                                                                                                                   -----------------
   FINLAND 1.7%
   Government of Finland,
     7.25%, 4/18/06 ............................................................                4,225,000 EUR           5,373,483
     5.00%, 4/25/09 ............................................................               15,300,000 EUR          20,563,857
     5.375%, 7/04/13 ...........................................................                4,400,000 EUR           6,331,919
                                                                                                                   -----------------
                                                                                                                       32,269,259
                                                                                                                   -----------------
   FRANCE 1.3%
   Government of France,
     5.00%, 4/25/12 ............................................................                3,690,000 EUR           5,161,858
     4.00%, 4/25/13 ............................................................               11,500,000 EUR          15,246,748
     4.25%, 4/25/19 ............................................................                2,800,000 EUR           3,801,729
                                                                                                                   -----------------
                                                                                                                       24,210,335
                                                                                                                   -----------------
   GERMANY 1.7%
   Government of Germany,
     2.75%, 6/23/06 ............................................................                   75,000 EUR              92,968
     4.00%, 2/16/07 ............................................................                5,000,000 EUR           6,325,580
     5.00%, 1/04/12 ............................................................                4,500,000 EUR           6,267,143
   KfW Bankengruppe, senior note, 6.375%, 2/17/15 ..............................               27,450,000 NZD          19,266,506
                                                                                                                   -----------------
                                                                                                                       31,952,197
                                                                                                                   -----------------
   GREECE 0.8%
   Government of the Hellenic Republic,
     4.60%, 5/20/13 ............................................................                6,200,000 EUR           8,444,326
     4.50%, 5/20/14 ............................................................                2,900,000 EUR           3,931,167
     6.50%, 10/22/19 ...........................................................                1,800,000 EUR           2,941,539
                                                                                                                   -----------------
                                                                                                                       15,317,032
                                                                                                                   -----------------
   INDONESIA 5.6%
   Government of Indonesia,
     11.00%, 12/15/12 ..........................................................            8,700,000,000 IDR             844,660
     11.00%, 10/15/14 ..........................................................          102,280,000,000 IDR           8,315,466
     9.50%, 6/15/15 ............................................................           37,750,000,000 IDR           2,794,599
     10.75%, 5/15/16 ...........................................................          101,960,000,000 IDR           8,265,693
     10.00%, 7/15/17 ...........................................................          104,700,000,000 IDR           8,182,860
     11.00%, 11/15/20 ..........................................................          145,850,000,000 IDR          12,531,767
   Indonesia Recapital Bonds,
     14.00%, 6/15/09 ...........................................................           77,500,000,000 IDR           7,373,784
     13.15%, 3/15/10 ...........................................................           33,650,000,000 IDR           3,070,970
     15.425%, 9/15/10 ..........................................................           23,800,000,000 IDR           2,322,233
     14.25%, 6/15/13 ...........................................................          290,757,000,000 IDR          26,887,957
     14.275%, 12/15/13 .........................................................          263,018,000,000 IDR          25,048,730
                                                                                                                   -----------------
                                                                                                                      105,638,719
                                                                                                                   -----------------


                                                              Annual Report | 19

Templeton Global Bond Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           PRINCIPAL AMOUNT C           VALUE
   LONG TERM INVESTMENTS (CONT.)
   IRELAND 1.1%
   Government of Ireland,
     4.25%, 10/18/07 ...........................................................                9,550,000 EUR      $  12,269,630
     5.00%, 4/18/13 ............................................................                2,100,000 EUR          2,961,057
     4.60%, 4/18/16 ............................................................                4,400,000 EUR          6,144,089
                                                                                                                   -----------------
                                                                                                                      21,374,776
                                                                                                                   -----------------
   ITALY 0.1%
   Government of Italy, 8.75%, 7/01/06 .........................................                  951,000 EUR          1,235,645
                                                                                                                   -----------------
   MALAYSIA 4.5%
   Government of Malaysia,
     8.60%, 12/01/07 ...........................................................               31,080,000 MYR          9,144,472
     3.135%, 12/17/07 ..........................................................               15,000,000 MYR          3,945,912
     6.45%, 7/01/08 ............................................................               29,000,000 MYR          8,319,566
     4.305%, 2/27/09 ...........................................................              110,540,000 MYR         30,103,242
     4.032%, 9/15/09 ...........................................................               79,300,000 MYR         21,479,490
     3.644%, 8/25/10 ...........................................................               50,000,000 MYR         13,375,658
                                                                                                                   -----------------
                                                                                                                      86,368,340
                                                                                                                   -----------------
   MEXICO 0.4%
   Government of Mexico,
   d 144A, 7.50%, 3/08/10 ......................................................                3,300,000 EUR          4,813,043
     Reg S, 7.50%, 3/08/10 .....................................................                2,500,000 EUR          3,646,244
                                                                                                                   -----------------
                                                                                                                       8,459,287
                                                                                                                   -----------------
   NETHERLANDS 1.1%
   Government of the Netherlands,
     3.00%, 7/15/07 ............................................................                2,000,000 EUR          2,502,713
     3.75%, 7/15/09 ............................................................                3,600,000 EUR          4,652,516
     5.00%, 7/15/12 ............................................................                  500,000 EUR            699,649
     7.50%, 1/15/23 ............................................................                7,300,000 EUR         13,744,222
                                                                                                                   -----------------
                                                                                                                      21,599,100
                                                                                                                   -----------------
   NEW ZEALAND 3.3%
   Government of New Zealand,
     6.50%, 2/15/06 ............................................................               33,300,000 NZD         23,148,134
     7.00%, 7/15/09 ............................................................               27,588,000 NZD         20,075,874
     6.00%, 11/15/11 ...........................................................               10,837,000 NZD          7,697,522
     6.50%, 4/15/13 ............................................................               16,150,000 NZD         11,839,901
                                                                                                                   -----------------
                                                                                                                      62,761,431
                                                                                                                   -----------------
   NORWAY 5.1%
   Government of Norway, 6.75%, 1/15/07 ........................................              589,789,000 NOK         97,541,043
                                                                                                                   -----------------
   PERU 3.0%
 b Government of Peru, FRN, 5.00%, 3/07/17 .....................................                3,351,150              3,231,765
   Peru Bond Soberano,
     7.84%, 8/12/20 ............................................................               71,100,000 PEN         21,847,652


20 |  Annual Report

Templeton Global Bond Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           PRINCIPAL AMOUNT C           VALUE
   LONG TERM INVESTMENTS (CONT.)
   PERU (CONT.)
     Series 7, 8.60%, 8/12/17 ..................................................               98,880,000 PEN      $  32,604,389
                                                                                                                   -----------------
                                                                                                                      57,683,806
                                                                                                                   -----------------
   PHILIPPINES 1.4%
   Government of the Philippines,
     9.00%, 2/15/13 ............................................................                3,675,000              3,913,875
   b FRN, 4.375%, 6/01/08 ......................................................                  400,000                381,132
     Reg S, 9.125%, 2/22/10 ....................................................               15,795,000 EUR         21,696,696
                                                                                                                   -----------------
                                                                                                                      25,991,703
                                                                                                                   -----------------
   POLAND 7.2%
   Government of Poland,
     8.50%, 11/12/06 ...........................................................               52,595,000 PLN         16,909,315
     8.50%, 5/12/07 ............................................................               48,740,000 PLN         15,989,050
     6.00%, 5/24/09 ............................................................              177,320,000 PLN         57,062,933
     6.25%, 10/24/15 ...........................................................               99,200,000 PLN         34,135,857
     5.75%, 9/23/22 ............................................................               34,270,000 PLN         11,686,364
                                                                                                                   -----------------
                                                                                                                     135,783,519
                                                                                                                   -----------------
   SINGAPORE 4.7%
   Government of Singapore, 4.00%, 3/01/07 .....................................              146,705,000 SGD         89,881,351
                                                                                                                   -----------------
   SLOVAK REPUBLIC 4.5%
   Government of Slovakia,
     4.95%, 3/05/08 ............................................................               89,900,000 SKK          3,024,250
     4.80%, 4/14/09 ............................................................              680,500,000 SKK         23,191,509
     4.90%, 2/05/10 ............................................................               18,000,000 SKK            622,486
     7.50%, 3/13/12 ............................................................               59,000,000 SKK          2,369,524
     4.90%, 2/11/14 ............................................................              147,000,000 SKK          5,244,432
     5.30%, 5/12/19 ............................................................               30,600,000 SKK          1,167,005
     Strip, 1/14/07 ............................................................            1,627,800,000 SKK         50,087,091
                                                                                                                   -----------------
                                                                                                                      85,706,297
                                                                                                                   -----------------
   SOUTH AFRICA 0.1%
   Government of South Africa, 5.25%, 5/16/13 ..................................                1,200,000 EUR          1,631,426
                                                                                                                   -----------------
   SOUTH KOREA 14.8%
   Government of Korea,
     4.50%, 3/05/06 ............................................................            6,000,000,000 KRW          5,803,597
     4.50%, 9/03/06 ............................................................           28,500,000,000 KRW         27,598,072
     6.90%, 1/16/07 ............................................................           38,100,000,000 KRW         38,082,611
     4.75%, 3/03/07 ............................................................           58,970,000,000 KRW         57,340,983
     5.77%, 10/09/07 ...........................................................           27,800,000,000 KRW         27,641,927
     4.75%, 3/12/08 ............................................................           66,100,000,000 KRW         64,555,038
     4.50%, 9/09/08 ............................................................           58,475,000,000 KRW         56,838,770
   Korea Treasury Bond, 5.00%, 3/26/13 .........................................            2,500,000,000 KRW          2,461,122
                                                                                                                   -----------------
                                                                                                                     280,322,120
                                                                                                                   -----------------


                                                              Annual Report | 21

Templeton Global Bond Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           PRINCIPAL AMOUNT C           VALUE
   LONG TERM INVESTMENTS (CONT.)
   SPAIN 0.3%
   Government of Spain, 8.80%, 4/30/06 .........................................                4,649,855 EUR     $    5,979,313
                                                                                                                  -----------------
   SWEDEN 6.6%
   European Investment Bank, 4.00%, 4/15/09 ....................................               67,500,000 SEK          9,384,251
   Government of Sweden,
     8.00%, 8/15/07 ............................................................              336,805,000 SEK         49,548,884
     6.50%, 5/05/08 ............................................................               28,900,000 SEK          4,241,287
     5.00%, 1/28/09 ............................................................                4,500,000 SEK            646,063
   e Index Linked, 3.50%, 12/01/15 .............................................              352,107,000 SEK         61,319,834
                                                                                                                  -----------------
                                                                                                                     125,140,319
                                                                                                                  -----------------
   THAILAND 3.6%
   Bank of Thailand Bond,
     3.25%, 5/19/07 ............................................................            1,118,545,000 THB         26,872,213
     Strip, 1/12/06 ............................................................               80,000,000 THB          1,918,059
     Strip, 4/07/06 ............................................................              258,250,000 THB          6,152,477
   Government of Thailand,
     2.00%, 1/24/06 ............................................................              100,000,000 THB          2,415,491
     8.00%, 12/08/06 ...........................................................            1,108,920,000 THB         28,303,350
     4.125%, 2/12/08 ...........................................................               73,000,000 THB          1,773,293
     8.50%, 12/08/08 ...........................................................                8,500,000 THB            231,935
                                                                                                                  -----------------
                                                                                                                      67,666,818
                                                                                                                  -----------------
   UKRAINE 2.3%
   Government of Ukraine,
   d 144A, 6.875%, 3/04/11 .....................................................                5,300,000              5,607,665
   d 144A, 7.65%, 6/11/13 ......................................................               10,192,000             11,201,008
   b FRN, 7.34313%, 8/05/09 ....................................................               19,900,000             21,641,250
     Reg S, 6.875%, 3/04/11 ....................................................                3,500,000              3,703,175
     Reg S, 7.65%, 6/11/13 .....................................................                1,020,000              1,127,151
     senior note, Reg S, 10.00%, 3/15/07 .......................................                  410,685 EUR            537,542
                                                                                                                  -----------------
                                                                                                                      43,817,791
                                                                                                                  -----------------
   UNITED KINGDOM 0.1%
   United Kingdom, 8.50%, 7/16/07 ..............................................                  581,000 GBP          1,127,678
                                                                                                                  -----------------
   VENEZUELA 2.4%
   Government of Venezuela,
     9.25%, 9/15/27 ............................................................               16,480,000             17,922,000
   b FRN, 4.64%, 4/20/11 .......................................................               30,000,000             28,453,500
                                                                                                                  -----------------
                                                                                                                      46,375,500
                                                                                                                  -----------------
   TOTAL LONG TERM INVESTMENTS (COST $1,715,198,567)                                                               1,784,584,812
                                                                                                                  -----------------



22 |  Annual Report

Templeton Global Bond Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           PRINCIPAL AMOUNT C           VALUE
   SHORT TERM INVESTMENTS 5.0%
   CANADA 0.3%
 f Canada Treasury Bill, 1/26/06 ...............................................                7,265,000 CAD     $    6,049,955
                                                                                                                  -----------------
   NORWAY 1.1%
 f Norway Treasury Bill, 3/15/06 ...............................................              138,100,000 NOK         21,348,200
                                                                                                                  -----------------
   THAILAND 1.8%
 f Thailand Treasury Bills, 10/06/05 - 5/18/06 .................................            1,414,750,000 THB         33,814,725
                                                                                                                  -----------------
   UNITED STATES 1.8%
   Dresdner Bank AG, Time Deposit, 3.56%, 9/01/05 ..............................               34,065,000             34,065,000
                                                                                                                  -----------------
   TOTAL SHORT TERM INVESTMENTS (COST $96,685,895) .............................                                      95,277,880
                                                                                                                  -----------------
   TOTAL INVESTMENTS (COST $1,811,884,462) 99.0% ...............................                                   1,879,862,692
   OTHER ASSETS, LESS LIABILITIES 1.0% .........................................                                      19,084,773
                                                                                                                  -----------------
   NET ASSETS 100.0% ...........................................................                                  $1,898,947,465
                                                                                                                  =================

SELECTED PORTFOLIO ABBREVIATIONS:
FRN  -Floating Rate Notes

CURRENCY ABBREVIATIONS:
AUD -Australian Dollar
CAD -Canadian Dollar
DKK -Danish Krone
EUR -Euro
GBP -British Pound
IDR -Indonesian Rupiah
KRW -Korean Won
MYR -Malaysian Ringgit
NOK -Norwegian Krone
NZD -New Zealand Dollar
PEN -Peru Nuevo Sol
PLN -Polish Zloty
SEK -Swedish Krona
SGD -Singapore Dollar
SKK -Slovak Koruna
THB -Thai Baht



a The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.
b The coupon shown represents the rate at period end.
c The principal amount is stated in U.S. dollars unless otherwise indicated.
d Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees.
e Redemption price at maturity is adjusted for inflation. See Note 1(e).
f The security is traded on a discount basis with no stated coupon rate.

                         Annual Report | See notes to financial statements. | 23

Templeton Global Bond Fund

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
August 31, 2005


Assets:
 Investments in securities:
  Cost ................................................................    $1,811,884,462
                                                                           ==============
  Value ...............................................................    $1,879,862,692
 Foreign currency, at value (cost $76,798) ............................            64,757
 Receivables:
  Investment securities sold ..........................................         1,660,085
  Capital shares sold .................................................         9,927,812
  Interest ............................................................        35,249,525
                                                                           --------------
      Total assets ....................................................     1,926,764,871
                                                                           --------------
Liabilities:
 Payables:
  Investment securities purchased .....................................        22,076,309
  Capital shares redeemed .............................................         3,364,811
  Affiliates ..........................................................         1,576,940
  Funds advanced by custodian .........................................           299,994
 Other liabilities ....................................................           499,352
                                                                           --------------
      Total liabilities ...............................................        27,817,406
                                                                           --------------
        Net assets, at value ..........................................    $1,898,947,465
                                                                           ==============
Net assets consist of:
 Paid-in capital ......................................................    $1,864,207,536
 Distributions in excess of net investment income .....................       (17,095,982)
 Net unrealized appreciation (depreciation) ...........................        67,467,236
 Accumulated net realized gain (loss) .................................       (15,631,325)
                                                                           --------------
        Net assets, at value ..........................................    $1,898,947,465
                                                                           ==============
CLASS A:
 Net assets, at value .................................................    $1,279,144,050
                                                                           ==============
 Shares outstanding ...................................................       122,203,688
                                                                           ==============
 Net asset value per share a ..........................................            $10.47
                                                                           ==============
 Maximum offering price per share (net asset value per share  / 95.75%)            $10.93
                                                                           ==============
CLASS C:
 Net assets, at value .................................................    $  351,390,577
                                                                           ==============
 Shares outstanding ...................................................        33,527,503
                                                                           ==============
 Net asset value and maximum offering price per share a ...............            $10.48
                                                                           ==============
ADVISOR CLASS:
 Net assets, at value .................................................    $  268,412,838
                                                                           ==============
 Shares outstanding ...................................................        25,695,827
                                                                           ==============
 Net asset value and maximum offering price per share a ...............            $10.45
                                                                           ==============


a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


24 |  See notes to financial statements.  |  Annual Report

Templeton Global Bond Fund

STATEMENT OF OPERATIONS
for the year ended August 31, 2005


Investment income:
 Interest (net of foreign taxes of $2,011,326) ..........................   $ 63,230,258
                                                                            ------------
Expenses:
 Management fees (Note 3a) ..............................................      6,361,768
 Administrative fees (Note 3b) ..........................................      1,619,330
 Distribution fees (Note 3c)
  Class A ...............................................................      2,352,381
  Class C ...............................................................      1,715,232
 Transfer agent fees (Note 3e) ..........................................      1,662,300
 Custodian fees (Note 4) ................................................      1,118,780
 Reports to shareholders ................................................        189,400
 Registration and filing fees ...........................................        269,100
 Professional fees ......................................................         67,067
 Trustees' fees and expenses ............................................         33,600
 Other ..................................................................         30,200
                                                                            ------------
      Total expenses ....................................................     15,419,158
      Expense reductions (Note 4) .......................................        (16,026)
                                                                            ------------
        Net expenses ....................................................     15,403,132
                                                                            ------------
          Net investment income .........................................     47,827,126
                                                                            ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ...........................................................     10,356,380
  Foreign currency transactions .........................................        770,217
                                                                            ------------
        Net realized gain (loss) ........................................     11,126,597
                                                                            ------------
 Net change in unrealized appreciation (depreciation) on:
  Investments ...........................................................     17,005,704
  Translation of assets and liabilities denominated in foreign currencies       (524,865)
                                                                            ------------
        Net change in unrealized appreciation (depreciation) ............     16,480,839
                                                                            ------------
Net realized and unrealized gain (loss) .................................     27,607,436
                                                                            ------------
Net increase (decrease) in net assets resulting from operations .........   $ 75,434,562
                                                                            ============


                         Annual Report | See notes to financial statements. | 25

Templeton Global Bond Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            ---------------------------------
                                                                                                   YEAR ENDED AUGUST 31,
                                                                                            ---------------------------------
                                                                                                   2005             2004
Increase (decrease) in net assets:
 Operations:
  Net investment income ................................................................    $   47,827,126       $ 25,757,722
  Net realized gain (loss) from investments and foreign
   currency transactions ...............................................................        11,126,597          6,013,141
  Net change in unrealized appreciation (depreciation) on investments and translation of
   assets and liabilities denominated in foreign currencies ............................        16,480,839         38,620,654
                                                                                            ---------------------------------
      Net increase (decrease) in net assets resulting from operations ..................        75,434,562         70,391,517
                                                                                            ---------------------------------
 Distributions to shareholders from:
  Net investment income:
   Class A .............................................................................       (44,700,659)       (29,015,629)
   Class C .............................................................................       (11,466,737)        (6,342,008)
   Advisor Class .......................................................................       (10,686,727)        (5,486,308)
                                                                                            ---------------------------------
 Total distributions to shareholders ...................................................       (66,854,123)       (40,843,945)
                                                                                            ---------------------------------
 Capital share transactions: (Note 2)
   Class A .............................................................................       696,651,824        201,398,208
   Class C .............................................................................       210,197,799         63,098,886
   Advisor Class .......................................................................       149,134,109         63,947,008
                                                                                            ---------------------------------
 Total capital share transactions ......................................................     1,055,983,732        328,444,102
                                                                                            ---------------------------------
 Redemption fees .......................................................................            21,005             17,352
                                                                                            ---------------------------------
      Net increase (decrease) in net assets ............................................     1,064,585,176        358,009,026
Net assets:
 Beginning of year .....................................................................       834,362,289        476,353,263
                                                                                            ---------------------------------
 End of year ...........................................................................    $1,898,947,465       $834,362,289
                                                                                            =================================
Distributions in excess of net investment income included in net assets:
 End of year ...........................................................................    $  (17,095,982)      $ (9,676,509)
                                                                                            =================================


26 |  See notes to financial statements.  |  Annual Report

Templeton Global Bond Fund

NOTES TO FINANCIAL STATEMENTS



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Bond Fund (the Fund) is a separate non-diversified series of the Templeton Income Trust (the Trust). The Trust is an open-end investment company registered under the Investment Company Act of 1940.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Short term securities are valued at cost.

Corporate debt and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.


                                                              Annual Report | 27

Templeton Global Bond Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.


28 |  Annual Report

Templeton Global Bond Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with generally accepted accounting principles. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they will reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Inflation-index bonds provide an inflation hedge through periodic increases in the security's interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting year. Actual results could differ from those estimates.

G. REDEMPTION FEES

Redemptions and exchanges of Fund shares held five trading days or less (30 days or less prior to June 1, 2004 and 90 days or less prior to January 1, 2004) may be subject to the Fund's redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid-in capital.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.


                                                              Annual Report | 29

Templeton Global Bond Fund

2. SHARES OF BENEFICIAL INTEREST

The Fund offers three classes of shares: Class A, Class C and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At August 31, 2005, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                   -------------------------------------------------------------------
                                                         YEAR ENDED AUGUST 31,
                                   -------------------------------------------------------------------
                                               2005                                 2004
                                      SHARES         AMOUNT               SHARES             AMOUNT
                                   -------------------------------------------------------------------
CLASS A SHARES:
 Shares sold .....................  83,429,720    $ 896,135,057         39,445,491      $ 393,127,909
 Shares issued in reinvestment of
  distributions ..................   2,963,363       31,606,522          2,148,421         21,476,954
 Shares redeemed ................. (21,724,875)    (231,089,755)       (21,508,616)      (213,206,655)
                                   -------------------------------------------------------------------
 Net increase (decrease) .........  64,668,208    $ 696,651,824         20,085,296      $ 201,398,208
                                   ===================================================================
CLASS C SHARES:
 Shares sold .....................  23,360,337    $ 252,409,072          8,968,116      $  90,246,061
 Shares issued in reinvestment of
  distributions ..................     722,770        7,726,176            427,555          4,279,823
 Shares redeemed .................  (4,683,539)     (49,937,449)        (3,146,778)       (31,426,998)
                                   -------------------------------------------------------------------
 Net increase (decrease) .........  19,399,568    $ 210,197,799          6,248,893      $  63,098,886
                                   ===================================================================
ADVISOR CLASS SHARES:
 Shares sold .....................  16,137,561    $ 172,582,028          8,194,354      $  82,240,684
 Shares issued in reinvestment of
  distributions ..................     638,917        6,807,146            445,830          4,448,279
 Shares redeemed .................  (2,840,205)     (30,255,065)        (2,264,330)       (22,741,955)
                                   -------------------------------------------------------------------
 Net increase (decrease) .........  13,936,273    $ 149,134,109          6,375,854      $  63,947,008
                                   ===================================================================


3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

----------------------------------------------------------------------------------------------------
  SUBSIDIARY                                                                  AFFILIATION
----------------------------------------------------------------------------------------------------
  Franklin Advisers Inc. (Advisers)                                           Investment manager
  Franklin Templeton Services, LLC (FT Services)                              Administrative manager
  Franklin/Templeton Distributors, Inc. (Distributors)                        Principal underwriter
  Franklin Templeton Investor Services, LLC (Investor Services)               Transfer agent


30 |  Annual Report

Templeton Global Bond Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

---------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
---------------------------------------------------------------------------
         0.50%          Up to and including $200 million
         0.45%          Over $200 million, up to and including $1.3 billion
         0.40%          In excess of $1.3 billion

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Fund's aggregate average daily net assets as follows:

---------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
---------------------------------------------------------------------------
        0.150%          Up to and including $200 million
        0.135%          Over $200 million, up to and including $700 million
        0.100%          Over $700 million, up to and including $1.2 billion
        0.075%          In excess of $1.2 billion

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class with the exception of Advisor class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors up to 0.25% per year of Class A's average daily net assets for costs incurred in connection with the sale and distribution of the Fund's shares. Under the Class Areimbursement distribution plan, costs exceeding the maximum for the current plan year may be reimbursed in subsequent periods. At August 31, 2005, Distributors advised the Fund that unreimbursed costs were $3,596,720.

Under the Fund's compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

Class C...........................................0.65%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Net sales charges received a............................... $519,590
Contingent deferred sales charges retained................. $ 95,431 a Net of commissions paid to unaffiliated broker/dealers.


                                                              Annual Report | 31

Templeton Global Bond Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $1,662,300, of which $984,345 was retained by Investor Services.


4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended August 31, 2005, the custodian fees were reduced as noted in the Statement of Operations.


5. INCOME TAXES

At August 31, 2005, the Fund had tax basis capital losses which may be carried over to offset future capital gains, if any. During the year ended August 31, 2005, the Fund utilized $356,118, of capital loss carryforwards. At August 31, 2005, the capital loss carryforwards were as follows:

Capital loss carryovers expiring in:
 2008 ..................................................     $ 1,891,658
 2009 ..................................................       4,159,943
 2010 ..................................................       8,730,708
                                                             -----------
                                                             $14,782,309
                                                             ===========

For tax purposes, realized capital losses, occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At August 31, 2005, the Fund deferred realized capital losses of $837,046.

The tax character of distributions paid during the years ended August 31, 2005 and 2004, was as follows:

                                                ------------------------------
                                                    2005               2004
                                                ------------------------------
Distributions paid from - ordinary income ....  $66,854,123        $40,843,945


Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and bond discounts and premiums.


32 |  Annual Report

Templeton Global Bond Fund

5. INCOME TAXES (CONTINUED)

At August 31, 2005, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments .........................................   $1,831,840,228
                                                                ===============

Unrealized appreciation .....................................   $   90,013,950
Unrealized depreciation .....................................      (41,991,486)
                                                                ---------------
Net unrealized appreciation (depreciation) ..................   $   48,022,464
                                                                ===============

Distributable earnings - undistributed ordinary income ......   $    2,857,536
                                                                ===============

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended August 31, 2005 aggregated $1,346,940,683 and $364,735,614, respectively.


7. CREDIT RISK

The Fund has 18.11% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.


8. RISK OF INVESTING IN FOREIGN SECURITIES

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.


                                                              Annual Report | 33

Templeton Global Bond Fund

9. REGULATORY MATTERS

INVESTIGATIONS AND SETTLEMENTS
As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), the California Attorney General's Office ("CAGO"), and the National Association of Securities Dealers, Inc. ("NASD"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company, provided documents and information in response to subpoenas and/or requests for documents, information and/or testimony. Beginning in August 2004, the Company entered into settlements with certain of the regulators and a governmental entity investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the "funds").

Two of the settlement agreements, those with the SEC and the CAGO concerning marketing support payments, provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the participating funds. The Fund did not participate in the CAGO settlement. The SEC has not yet approved the distribution plan pertaining to the SEC settlement. When approved, disbursements of settlement monies under the SEC's settlement will be made promptly in accordance with the terms and conditions of that order.

OTHER LEGAL PROCEEDINGS
On April 12, 2005, the Attorney General of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia against a number of companies engaged in the mutual fund industry, including Franklin Resources, Inc. and its subsidiary, Franklin Advisers, Inc., and certain other parties alleging violations of the West Virginia Consumer Credit and Protection Act and seeking, among other things, civil penalties and attorneys' fees and costs. Defendants have since removed the matter to the United States District Court for the Northern District of West Virginia. To the extent applicable to the Company, the complaint arises from activity that occurred in 2001 and duplicates, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts Administrative Complaint concerning one instance of market timing (the "Administrative Complaint") and the SEC's findings regarding market timing in its August 2, 2004 Order (the "SEC Order"), both of which matters were previously reported.


34 |  Annual Report

Templeton Global Bond Fund

9. REGULATORY MATTERS  (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)
The Company, in addition to certain funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Administrative Complaint and the SEC's findings regarding market timing in the SEC Order. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

The Company, in addition to certain funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of the named funds.

The Company and fund management strongly believe that the claims made in each of the lawsuits described above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on future financial results. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds' shareholders.



                                                              Annual Report | 35

Templeton Global Bond Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF TEMPLETON GLOBAL BOND FUND


In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Global Bond Fund Series of Templeton Income Trust (the "Fund") at August 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 10, 2005


36 |  Annual Report

Templeton Global Bond Fund

TAX DESIGNATION (UNAUDITED)


At August 31, 2005, more than 50% of the Templeton Global Bond Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This designation will allow shareholders of record on August 16, 2005, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following tables provide a detailed analysis, by country, of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Fund, to Class A, Class C, and Advisor Class shareholders of record.

RECORD DATE: 8/16/2005
----------------------------------------------------------------------------
                                              CLASS A
                             FOREIGN TAX      FOREIGN          FOREIGN
                                PAID       SOURCE INCOME QUALIFIED DIVIDENDS
  COUNTRY                    PER SHARE       PER SHARE        PER SHARE
----------------------------------------------------------------------------
  Argentina................    $0.0000       $0.0079           $0.0000
  Australia................     0.0000        0.0154            0.0000
  Austria..................     0.0000        0.0068            0.0000
  Belgium..................     0.0000        0.0028            0.0000
  Brazil...................     0.0000        0.0017            0.0000
  Canada...................     0.0000        0.0100            0.0000
  Colombia.................     0.0000        0.0010            0.0000
  Denmark..................     0.0000        0.0036            0.0000
  Finland..................     0.0000        0.0043            0.0000
  France...................     0.0000        0.0050            0.0000
  Germany..................     0.0000        0.0053            0.0000
  Greece...................     0.0000        0.0027            0.0000
  Hungary..................     0.0000        0.0041            0.0000
  Indonesia................     0.0050        0.0370            0.0000
  Ireland..................     0.0000        0.0033            0.0000
  Italy....................     0.0000        0.0008            0.0000
  Malaysia.................     0.0000        0.0057            0.0000
  Mexico...................     0.0000        0.0019            0.0000
  Netherlands..............     0.0000        0.0040            0.0000
  New Zealand..............     0.0000        0.0185            0.0000
  Norway...................     0.0000        0.0090            0.0000
  Peru.....................     0.0000        0.0041            0.0000
  Philippines..............     0.0000        0.0079            0.0000
  Poland...................     0.0000        0.0262            0.0000
  Russia...................     0.0000        0.0029            0.0000
  Singapore................     0.0000        0.0030            0.0000
  Slovak Republic..........     0.0000        0.0092            0.0000
  South Africa.............     0.0000        0.0003            0.0000
  South Korea..............     0.0063        0.0353            0.0000
  Spain....................     0.0000        0.0014            0.0000
  Sweden...................     0.0000        0.0150            0.0000
  Thailand.................     0.0000        0.0066            0.0000
  Ukraine..................     0.0000        0.0097            0.0000
  United Kingdom...........     0.0000        0.0002            0.0000
  Venezuela................     0.0000        0.0115            0.0000
                              ----------------------------------------------
  TOTAL....................    $0.0113       $0.2841           $0.0000
                              ==============================================


                                                              Annual Report | 37

Templeton Global Bond Fund

--------------------------------------------------------------------------------
                                                  CLASS C
                                 FOREIGN TAX      FOREIGN          FOREIGN
                                    PAID       SOURCE INCOME QUALIFIED DIVIDENDS
  COUNTRY                        PER SHARE       PER SHARE        PER SHARE
--------------------------------------------------------------------------------
  Argentina....................    $0.0000       $0.0071           $0.0000
  Australia....................     0.0000        0.0138            0.0000
  Austria......................     0.0000        0.0061            0.0000
  Belgium......................     0.0000        0.0025            0.0000
  Brazil.......................     0.0000        0.0015            0.0000
  Canada.......................     0.0000        0.0089            0.0000
  Colombia.....................     0.0000        0.0009            0.0000
  Denmark......................     0.0000        0.0032            0.0000
  Finland......................     0.0000        0.0039            0.0000
  France.......................     0.0000        0.0045            0.0000
  Germany......................     0.0000        0.0048            0.0000
  Greece.......................     0.0000        0.0024            0.0000
  Hungary......................     0.0000        0.0037            0.0000
  Indonesia....................     0.0050        0.0329            0.0000
  Ireland......................     0.0000        0.0029            0.0000
  Italy........................     0.0000        0.0007            0.0000
  Malaysia.....................     0.0000        0.0051            0.0000
  Mexico.......................     0.0000        0.0017            0.0000
  Netherlands..................     0.0000        0.0036            0.0000
  New Zealand..................     0.0000        0.0166            0.0000
  Norway.......................     0.0000        0.0081            0.0000
  Peru.........................     0.0000        0.0037            0.0000
  Philippines..................     0.0000        0.0071            0.0000
  Poland.......................     0.0000        0.0234            0.0000
  Russia.......................     0.0000        0.0026            0.0000
  Singapore....................     0.0000        0.0027            0.0000
  Slovak Republic..............     0.0000        0.0082            0.0000
  South Africa.................     0.0000        0.0003            0.0000
  South Korea..................     0.0063        0.0315            0.0000
  Spain........................     0.0000        0.0012            0.0000
  Sweden.......................     0.0000        0.0134            0.0000
  Thailand.....................     0.0000        0.0059            0.0000
  Ukraine......................     0.0000        0.0087            0.0000
  United Kingdom...............     0.0000        0.0002            0.0000
  Venezuela....................     0.0000        0.0103            0.0000
                                 -------------------------------------------
  TOTAL........................    $0.0113       $0.2541           $0.0000
                                 ===========================================


38 |  Annual Report

Templeton Global Bond Fund

--------------------------------------------------------------------------------
                                               ADVISOR CLASS
                                 FOREIGN TAX      FOREIGN          FOREIGN
                                    PAID       SOURCE INCOME QUALIFIED DIVIDENDS
  COUNTRY                        PER SHARE       PER SHARE        PER SHARE
--------------------------------------------------------------------------------
  Argentina....................    $0.0000       $0.0084           $0.0000
  Australia....................     0.0000        0.0164            0.0000
  Austria......................     0.0000        0.0073            0.0000
  Belgium......................     0.0000        0.0029            0.0000
  Brazil.......................     0.0000        0.0018            0.0000
  Canada.......................     0.0000        0.0106            0.0000
  Colombia.....................     0.0000        0.0010            0.0000
  Denmark......................     0.0000        0.0038            0.0000
  Finland......................     0.0000        0.0046            0.0000
  France.......................     0.0000        0.0053            0.0000
  Germany......................     0.0000        0.0057            0.0000
  Greece.......................     0.0000        0.0029            0.0000
  Hungary......................     0.0000        0.0044            0.0000
  Indonesia....................     0.0050        0.0393            0.0000
  Ireland......................     0.0000        0.0035            0.0000
  Italy........................     0.0000        0.0008            0.0000
  Malaysia.....................     0.0000        0.0061            0.0000
  Mexico.......................     0.0000        0.0020            0.0000
  Netherlands..................     0.0000        0.0043            0.0000
  New Zealand..................     0.0000        0.0197            0.0000
  Norway.......................     0.0000        0.0096            0.0000
  Peru.........................     0.0000        0.0044            0.0000
  Philippines..................     0.0000        0.0084            0.0000
  Poland.......................     0.0000        0.0279            0.0000
  Russia.......................     0.0000        0.0031            0.0000
  Singapore....................     0.0000        0.0032            0.0000
  Slovak Republic..............     0.0000        0.0098            0.0000
  South Africa.................     0.0000        0.0004            0.0000
  South Korea..................     0.0063        0.0376            0.0000
  Spain........................     0.0000        0.0015            0.0000
  Sweden.......................     0.0000        0.0160            0.0000
  Thailand.....................     0.0000        0.0070            0.0000
  Ukraine......................     0.0000        0.0103            0.0000
  United Kingdom...............     0.0000        0.0002            0.0000
  Venezuela....................     0.0000        0.0123            0.0000
                                 -------------------------------------------
  TOTAL........................    $0.0113       $0.3025           $0.0000
                                 ===========================================


Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit or deduction (assuming you held your shares in the Fund for a minimum of 16 days during the 30-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate).

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends without adjustment for the lower U.S. tax rates.


                                                              Annual Report | 39

Templeton Global Bond Fund

Foreign Qualified Dividends per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund. If you have foreign source qualified dividends, you may be required to make certain adjustments to those amounts before taking them into account on line 1 of Form 1116. However, you may qualify for an adjustment exception. Please see the instructions to Form 1116 for more information.

In January 2006, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2005. The Foreign Source Income reported on Form 1099-DIV has not been reduced to take into account the tax rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2005 individual income tax returns.





40 |  Annual Report

Templeton Global Bond Fund

BOARD MEMBERS AND OFFICERS


The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.



INDEPENDENT BOARD MEMBERS


-----------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
 NAME, YEAR OF BIRTH                             LENGTH OF     FUND COMPLEX OVERSEEN
 AND ADDRESS                      POSITION       TIME SERVED   BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
 HARRIS J. ASHTON (1932)          Trustee        Since 1992    141                      Director, Bar-S Foods (meat packing
 500 East Broward Blvd.                                                                 company).
 Suite 2100
 Fort Lauderdale, FL 33394-3091
-----------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
 Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
-----------------------------------------------------------------------------------------------------------------------------------
 FRANK J. CROTHERS (1944)         Trustee        Since 2003    20                       None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091
-----------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman, Island Corporate Holding Ltd.; Director and Vice Chairman, Caribbean Utilities Co. Limited; Director, Provo Power Company
 Ltd.; director of various other business and nonprofit organizations; and FORMERLY, Chairman, Atlantic Equipment & Power Ltd.
 (1977-2003).
-----------------------------------------------------------------------------------------------------------------------------------
 S. JOSEPH FORTUNATO (1932)       Trustee        Since 1992    142                      None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091
-----------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
-----------------------------------------------------------------------------------------------------------------------------------
 EDITH E. HOLIDAY (1952)          Trustee        Since 2001    137                      Director, Amerada Hess Corporation
 500 East Broward Blvd.                                                                 (exploration and refining of oil and
 Suite 2100                                                                             gas), H.J. Heinz Company (processed
 Fort Lauderdale, FL 33394-3091                                                         foods and allied products), RTI
                                                                                        International Metals, Inc.
                                                                                        (manufacture and distribution of
                                                                                        titanium), Canadian National Railway
                                                                                        (railroad), and White Mountains
                                                                                        Insurance Group, Ltd. (holding company).

-----------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary
 of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary
 and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
-----------------------------------------------------------------------------------------------------------------------------------

                                                              Annual Report | 41

-----------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
 NAME, YEAR OF BIRTH                             LENGTH OF     FUND COMPLEX OVERSEEN
 AND ADDRESS                      POSITION       TIME SERVED   BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
 GORDON S. MACKLIN (1928)         Trustee        Since 1993    141                      Director, Martek Biosciences Corporation,
 500 East Broward Blvd.                                                                 MedImmune, Inc. (biotechnology), and
 Suite 2100                                                                             Overstock.com (Internet services); and
 Fort Lauderdale, FL 33394-3091                                                         FORMERLY, Director, MCI Communication
                                                                                        Corporation (subsequently known as MCI
                                                                                        WorldCom, Inc. and WorldCom, Inc.)
                                                                                        (communications services) (1988-2002),
                                                                                        White Mountains Insurance Group, Ltd.
                                                                                        (holding company) (1987-2004) and
                                                                                        Spacehab, Inc. (aerospace services)
                                                                                        (1994-2003).
-----------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004);
 Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992);
 and President, National Association of Securities Dealers, Inc. (1970-1987).
-----------------------------------------------------------------------------------------------------------------------------------
 FRED R. MILLSAPS (1929)          Trustee        Since 1990    27                       None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091
-----------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various business and nonprofit organizations; manager of personal investments (1978-present); and FORMERLY, Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice President, Florida Power and Light
 (1965-1969); and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
-----------------------------------------------------------------------------------------------------------------------------------
 FRANK A. OLSON (1932)            Trustee        Since 2003    101                      Director, White Mountains Insurance
 500 East Broward Blvd.                                                                 Group, Ltd. (holding company),
 Suite 2100                                                                             Amerada Hess Corporation (exploration
 Fort Lauderdale, FL 33394-3091                                                         and refining of oil and gas) and
                                                                                        Sentient Jet (private jet service);
                                                                                        and FORMERLY, Director, Becton
                                                                                        Dickinson and Company (medical
                                                                                        technology), Cooper Industries, Inc.
                                                                                        (electrical products and tools and
                                                                                        hardware), Health Net, Inc.
                                                                                        (formerly, Foundation Health)
                                                                                        (integrated managed care), The
                                                                                        Hertz Corporation, Pacific
                                                                                        Southwest Airlines, The RCA
                                                                                        Corporation, Unicom (formerly,
                                                                                        Commonwealth Edison) and UAL
                                                                                        Corporation (airlines).
-----------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
 (1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
-----------------------------------------------------------------------------------------------------------------------------------

42 |  Annual Report

-----------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
 NAME, YEAR OF BIRTH                             LENGTH OF     FUND COMPLEX OVERSEEN
 AND ADDRESS                      POSITION       TIME SERVED   BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
 CONSTANTINE D. TSERETOPOULOS     Trustee        Since 2003    20                       None
 (1954)
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091
-----------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
 University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).
-----------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS


-----------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
 NAME, YEAR OF BIRTH                             LENGTH OF     FUND COMPLEX OVERSEEN
 AND ADDRESS                      POSITION       TIME SERVED   BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
 **NICHOLAS F. BRADY (1930)       Trustee        Since 1993    15                       Director, Amerada Hess Corporation
 500 East Broward Blvd.                                                                 (exploration and refining of oil
 Suite 2100                                                                             and gas), Total Logistics, Inc.
 Fort Lauderdale, FL 33394-3091                                                         (formerly C2, Inc.) (operating
                                                                                        and investment business) and
                                                                                        Weatherford International, Ltd
                                                                                        (oilfield products and servicing)
                                                                                        (2004-present); and FORMERLY,
                                                                                        Director, H.J. Heinz Company
                                                                                        (processed foods and allied
                                                                                        products) (1987-1988; 1993-2003).
-----------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman, Darby Overseas Investments, Ltd., Darby Technology Ventures Group, LLC (investment firms) and Franklin Templeton
 Investment Funds (1994-present); Director, Templeton Capital Advisors Ltd.; and FORMERLY, Chairman, Darby Emerging Markets
 Investments LDC (until 2004) and Templeton Emerging Markets Investment Trust PLC (until 2003); Secretary of the United States
 Department of the Treasury (1988-1993); Chairman of the Board, Dillon, Read & Co., Inc. (investment banking) (until 1988); and
 U.S. Senator, New Jersey (April 1982-December 1982).
-----------------------------------------------------------------------------------------------------------------------------------
 **CHARLES B. JOHNSON (1933)      Trustee,       Trustee and   141                      None
 One Franklin Parkway             Chairman of    Vice
 San Mateo, CA 94403-1906         the Board and  President
                                  Vice President since 1992 and
                                                 Chairman of
                                                 the Board
                                                 since 1995
-----------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
 Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton
 Investments.
-----------------------------------------------------------------------------------------------------------------------------------

                                                              Annual Report | 43

-----------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
 NAME, YEAR OF BIRTH                             LENGTH OF     FUND COMPLEX OVERSEEN
 AND ADDRESS                      POSITION       TIME SERVED   BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
 HARMON E. BURNS (1945)           Vice President Since 1996    Not Applicable           Not Applicable
 One Franklin Parkway
 San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
 Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin
 Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
 JAMES M. DAVIS (1952)            Chief          Since 2004    Not Applicable           Not Applicable
 One Franklin Parkway             Compliance
 San Mateo, CA 94403-1906         Officer
-----------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director, Global Compliance, Franklin Resources, Inc.; officer of 48 of the investment companies in Franklin Templeton Investments;
 and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
-----------------------------------------------------------------------------------------------------------------------------------
 JEFFREY A. EVERETT (1964)        Vice           Since 2001    Not Applicable           Not Applicable
 PO Box N-7759                    President
 Lyford Cay, Nassau, Bahamas
-----------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President and Director, Templeton Global Advisors Limited; and officer of 14 of the investment companies in Franklin Templeton
 Investments.
-----------------------------------------------------------------------------------------------------------------------------------
 JIMMY D. GAMBILL (1947)          Senior Vice    Since 2002    Not Applicable           Not Applicable
 500 East Broward Blvd.           President
 Suite 2100                       and Chief
 Fort Lauderdale, FL 33394-3091   Executive
                                  Officer -
                                  Finance and
                                  Administration
-----------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 48 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
 DAVID P. GOSS (1947)             Vice           Since 2000    Not Applicable           Not Applicable
 One Franklin Parkway             President
 San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources,
 Inc.; officer of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive
 Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
-----------------------------------------------------------------------------------------------------------------------------------

44 |  Annual Report

-----------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
 NAME, YEAR OF BIRTH                             LENGTH OF     FUND COMPLEX OVERSEEN
 AND ADDRESS                      POSITION       TIME SERVED   BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
 BARBARA J. GREEN (1947)          Vice           Since 2000    Not Applicable           Not Applicable
 One Franklin Parkway             President
 San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
 Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
 Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
 Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin
 Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant
 and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange
 Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts)
 (until 1979).
-----------------------------------------------------------------------------------------------------------------------------------
 RUPERT H. JOHNSON, JR. (1940)    Vice           Since 1996    Not Applicable           Not Applicable
 One Franklin Parkway             President
 San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
 Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and
 officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
 JOHN R. KAY (1940)               Vice           Since 1994    Not Applicable           Not Applicable
 500 East Broward Blvd.           President
 Suite 2100
 Fort Lauderdale, FL 33394-3091
-----------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; Senior Vice President,
 Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President and Controller, Keystone Group, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 MICHAEL O. MAGDOL (1937)         Vice           Since 2002    Not Applicable           Not Applicable
 600 Fifth Avenue                 President -
 Rockefeller Center               AML Compliance
 New York, NY 10020-2302
-----------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; Director, FTI Banque, Arch Chemicals,
 Inc. and Lingnan Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------

                                                              Annual Report | 45

-----------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
 NAME, YEAR OF BIRTH                             LENGTH OF     FUND COMPLEX OVERSEEN
 AND ADDRESS                      POSITION       TIME SERVED   BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
 CHRISTOPHER J. MOLUMPHY (1962)   President and  Since 2002    Not Applicable           Not Applicable
 One Franklin Parkway             Chief Executive
 San Mateo, CA 94403-1906         Officer -
                                  Investment
                                  Management
-----------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President, Franklin Advisers, Inc.; and officer of six of the investment companies in Franklin Templeton
 Investments.
-----------------------------------------------------------------------------------------------------------------------------------
 ROBERT C. ROSSELOT (1960)        Secretary      Since         Not Applicable           Not Applicable
 500 East Broward Blvd.                          December
 Suite 2100                                      2004
 Fort Lauderdale FL 33394-3091
-----------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Associate General Counsel and Assistant Secretary, Franklin Resources, Inc.; Vice President and Assistant Secretary, Templeton
 Investment Counsel, LLC and Fiduciary Trust International of the South; officer of 14 of the investment companies in Franklin
 Templeton Investments; and FORMERLY, Assistant General Counsel, The Prudential Insurance Company of America (1997-2001).
-----------------------------------------------------------------------------------------------------------------------------------
 GREGORY R. SEWARD (1956)         Treasurer      Since 2004    Not Applicable           Not Applicable
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091
-----------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Franklin Templeton Services, LLC; officer of 14 of the investment companies in Franklin Templeton Investments; and
 FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).
-----------------------------------------------------------------------------------------------------------------------------------
 MURRAY L. SIMPSON (1937)         Vice           Since 2000    Not Applicable           Not Applicable
 One Franklin Parkway             President
 San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY,
 Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director,
 Templeton Asset Management Ltd. (until 1999).
-----------------------------------------------------------------------------------------------------------------------------------

46 |  Annual Report

-----------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
 NAME, YEAR OF BIRTH                             LENGTH OF     FUND COMPLEX OVERSEEN
 AND ADDRESS                      POSITION       TIME SERVED   BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
 GALEN G. VETTER (1951)           Chief          Since 2004    Not Applicable           Not Applicable
 500 East Broward Blvd.           Financial
 Suite 2100                       Officer and
 Fort Lauderdale, FL 33394-3091   Chief
                                  Accounting
                                  Officer
-----------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Senior Vice President, Franklin Templeton Services, LLC; officer of 48 of the investment companies in Franklin Templeton
 Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP
 (1979-1987 and 1991-2004).
-----------------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's adviser and distributor. Nicholas F. Brady is considered to be an interested person of the Fund under the federal securities laws due to his ownership interest in a subsidiary of Resources, as well as his director positions with such company and certain other related companies.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF FRED R. MILLSAPS AND FRANK A. OLSON AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MESSRS. MILLSAPS AND OLSON QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MR. MILLSAPS, WHO IS CURRENTLY A DIRECTOR OF VARIOUS BUSINESS AND NONPROFIT ORGANIZATIONS, HAS SERVED AS A MEMBER AND CHAIRMAN OF THE FUND AUDIT COMMITTEE SINCE 1991 AND WAS FORMERLY CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF LANDMARK BANKING CORPORATION AND FINANCIAL VICE PRESIDENT OF FLORIDA POWER AND LIGHT. MR. OLSON, WHO HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2003, CURRENTLY SERVES AS CHAIRMAN EMERITUS OF THE HERTZ CORPORATION AND WAS FORMERLY CHAIRMAN FROM 1980-2000 AND ITS CHIEF EXECUTIVE OFFICER FROM 1977 TO 1999, IS A DIRECTOR AND AUDIT COMMITTEE MEMBER OF AMERADA HESS CORPORATION AND WHITE MOUNTAINS INSURANCE GROUP, LTD., AND A FORMER CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER OF UAL CORPORATION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. MILLSAPS AND MR. OLSON HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MESSRS. MILLSAPS AND OLSON ARE INDEPENDENT TRUSTEES AS THAT TERM IS DEFINED UNDER THE APPLICABLE U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


                                                              Annual Report | 47

Templeton Global Bond Fund

SHAREHOLDER INFORMATION



BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT

At a meeting held May 11, 2005, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment advisory contract for Templeton Global Bond Fund (the "Fund"). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper Financial Services ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager including management's explanation of differences where relevant, and a three-year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report was a memorandum prepared by management describing enhancements to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the Board received assistance and advice from and met separately with independent counsel. In approving continuance of the investment advisory contract for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment advisory contract was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses of the Fund discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established


48 |  Annual Report

Templeton Global Bond Fund

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Other factors taken into account by the Board were the Manager's best execution trading policies, as well as the compliance procedures and qualifications of the Chief Compliance Officer established in accordance with recently adopted SEC requirements. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of the amount of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders. The Board also took into account the transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such services conducted by third parties such as Dalbar, and the firsthand experience of the individual Trustees who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the contract renewals. The Lipper report prepared for the Fund showed the investment performance of its Class A shares for the one-year period ended February 28, 2005, as well as during the previous ten years ended that date in comparison to a performance universe consisting of all retail and institutional global income funds as selected by Lipper. The Fund's income return, as shown in such report, was in the middle quintile of such universe for the one-year period and on an annualized basis was in the second highest quintile of such universe for the previous three- and five-year periods and the middle quintile for the previous ten-year period. The Fund's total return, as shown in such report, was in the highest quintile of its Lipper performance universe for the one-year period and was also in the highest quintile for the previous three-, five- and ten-year periods on an annualized basis. The Board was satisfied with such performance.


                                                              Annual Report | 49

Templeton Global Bond Fund

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fee and total expense ratios of the Fund compared with a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Prior to making such comparison, the Board relied upon a survey showing that the scope of management advisory services covered under the Fund's investment advisory contract was similar to those provided by fund managers to other mutual fund groups that would be used as a basis of comparison in the Lipper reports. In reviewing comparative costs, emphasis was given to the Fund's management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper effective management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed that the effective management fee rate for the Fund was in the second lowest quintile of its Lipper expense group and that its actual total expenses were also in the second lowest quintile of such group. The Board was satisfied with the management fees and total expenses of the Fund in comparison to its Lipper expense group.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the fund. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that it had engaged on a biennial basis the Fund's independent accountants to perform certain procedures specified by the Board solely for its purpose and use. It was also noted that legal costs and payments incurred by Franklin Templeton Investments in resolving various legal proceedings arising from its U.S. fund operations had not been allocated to the Fund for purposes of determining profitability. Included in the analysis for the Fund were the revenue and related costs broken down separately from the management, underwriting and shareholder services functions provided by the Manager and its affiliates to the Fund, as well as the relative contribution of the Fund to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of mutual fund operations conducted by the Manager and its corporate affiliates


50 |  Annual Report

Templeton Global Bond Fund

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon their consideration of all these factors, the Board determined that the level of profits realized by the Manager under its investment advisory contract with the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager and its affiliates as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The Fund's investment advisory contract provides a fee at the rate of 0.50% on the first $200 million of Fund net assets; 0.45% on the next $1.1 billion of Fund net assets; 0.40% on net assets in excess of $1.3 billion. The Fund is also charged a separate fee for administrative services that starts at 0.15% on the first $200 million of Fund net assets, and declines through breakpoints to a fixed rate of 0.075% after net assets reach the $1.2 billion level. At the end of 2004, the Fund's net assets were approximately $1.25 billion, and to the extent economies of scale may be realized by the Manager and its affiliates, the Board believes the schedules of management advisory and administrative fees provide a sharing of benefits with the Fund and its shareholders.


                                                              Annual Report | 51

Templeton Global Bond Fund

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.


QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


52 |  Annual Report

Literature Request


LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS
INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE
Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 4
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME5
NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 6

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California 7
Colorado
Connecticut
Florida 7
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 6
Michigan 6
Minnesota 6
Missouri
New Jersey
New York 7
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust 8





1.The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2.The fund is only open to existing shareholders and select retirement plans.

3.The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4.An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5.For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

6.Portfolio of insured municipal securities.

7.These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

8.The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

09/05                                              Not part of the annual report

[LOGO OMITTED]
FRANKLIN TEMPLETON
INVESTMENTS
One Franklin Parkway
San Mateo, CA 94403-1906


WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.


ANNUAL REPORT AND SHAREHOLDER LETTER
TEMPLETON GLOBAL BOND FUND


INVESTMENT MANAGER
Franklin Advisers, Inc.

PRINCIPAL UNDERWRITER
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


406 A2005 10/05


ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are Fred R. Millsaps and Frank A. Olson, they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $40,893 for the fiscal year ended August 31, 2005 and $10,369 for the fiscal year ended August 31, 2004.

(b) Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements were $0 for the fiscal year ended August 31, 2005 and $48,579 for the fiscal year ended August 31, 2004. The services for which these fees were paid included attestation services.

(c)  Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $19,591 for the fiscal year ended August 31, 2005 and $0 for the fiscal year ended August 31, 2004. The services for which these fees were paid included tax compliance and advise.

(d)      All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended August 31, 2005 and $264 for the fiscal year ended August 31, 2004. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $4,500 for the fiscal year ended August 31, 2005 and $99,736 for the fiscal year ended August 31, 2004. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and the review of the ICI transfer agent survey.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

     (i) pre-approval of all audit and audit related services;

     (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

     (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

     (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $24,091 for the fiscal year ended August 31, 2005 and $148,579 for the fiscal year ended August 31, 2004.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.          N/A


ITEM 6. SCHEDULE OF INVESTMENTS.        N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.        N/A


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.   N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANIES AND AFFILIATED PURCHASES.     N/A


ITEM 10. SUBMISSION OF MATTERS OF A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.


ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON INCOME TRUST

By /s/JIMMY D. GAMBILL
Chief Executive Officer -
 Finance and Administration
Date  October 21, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
Chief Executive Officer -
 Finance and Administration
Date  October 21, 2005


By /s/GALEN G. VETTER
Chief Financial Officer
Date  October 21, 2005